united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2013

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2013

JOHNSON MUTUAL FUNDS
December 31, 2013

Dear Shareholder:

As newly appointed President of Johnson Investment Counsel, I am pleased to present you with the Johnson Mutual Funds’ December 31, 2013 Annual Report. I am excited to assume the leadership of the firm from our founder, Tim Johnson. Tim has created a legacy of success and a solid foundation on which to build. Tim has not retired and retains certain oversight responsibilities, and our goal is to work over the coming years to provide a seamless transition for the firm and our clients. Our mission of serving others and the values Tim has instilled are deeply woven into our firm and culture and will serve as our guide in the years ahead.

On the following pages, we have provided commentary on the performance of each of the Funds for 2013, as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The S&P 500 Index rallied 16.30% in the second half of 2013, rounding out an exceptionally strong year for equity investors. The S&P 500 Index returned 32.39% for the year, its best year since 1997 and its fifth year in a row of positive returns. It was a steady upward climb for stocks, with only minor interruptions along the way. Historically, it is normal for the stock market to experience an intra-year decline of at least 10%, but in 2013 the biggest drop occurred during the early summer and was merely 5%. International stocks in developed markets lagged the domestic market, but still provided strong returns, boosted by recovery in Europe and a strong rally in Japan. However, international stocks in emerging markets were weak and posted negative returns. The bond market lost ground during the year as an improving economy and expectations of reductions in quantitative easing (QE) by the Federal Reserve (Fed) pushed interest rates higher. The decline of 2.02% for the Barclays Aggregate Index was its first calendar year negative return since 1999.

The rise in stock prices in 2013 was largely attributed to an improving economic environment, as well as continued stimulative policy from central banks. Central bank policy has been credited with boosting the prices of assets, but its effects on the real economy are less clear. In the U.S., the economy has grown at an average annual rate of just 2.3% since the recession ended in mid-2009, notably less than the 4.1% average for the first four years of other economic expansions since World War II. The weak labor market has received much of the blame for the slow pace of growth. The unemployment rate has come down, but part of the decrease is due to workers leaving the labor force. Wage growth for those who are working has been disappointing. In the face of various uncertainties, many companies have been conservative when it comes to deploying their cash. Despite this, there have been signs of improvement in the overall economy. Rising housing and stock markets have lifted consumer net worth, consumer spending has increased, and manufacturing activity has picked up. In addition, corporate profits have been strong, and balance sheets are healthy. If business confidence improves, it could lead corporations to unleash some of their cash in the form of increased hiring, wage growth, and capital spending that could foster stronger growth in the overall economy.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason O. Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2013

For the year the Johnson Equity Income Fund gained 31.09%, which trailed the S&P 500 Index return of 32.39%. The Fund outperformed the Lipper Equity Income Index return of 28.70%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Sector allocations overall detracted from relative performance, while stock selection overall was positive to relative performance. Fund expenses plus the drag from cash throughout the year essentially accounted for all of the underperformance versus the S&P 500. The Fund’s underweights in the Consumer Discretion, Health Care, and Financials sectors, along with its overweights in the Energy and Consumer Staples sectors, accounted for the negative impact from sector allocation. Recently, the Fund has been underweight in the higher yielding, more defensive Consumer Staples, Telecommunication, and Utilities sectors due to unattractive valuations. However, in the fourth quarter we began to increase weight in the Consumer Staples sector with increased positions in Coca-Cola and Unilever, and the new addition of J.M. Smucker, as underperformance in these stocks resulted in more attractive relative valuations. We mention this to indicate a tilt toward a more defensive positioning within the portfolio. Stock selection was a positive contributor in the majority of sectors, with the most significant positive contributions coming from the Industrials, Health Care, and Financials sectors. Positive contributors from these sectors included 3M, Dover, Norfolk Southern, IDEX, Becton Dickinson, Teleflex, Aon, and Marsh & McLennan. Portfolio holdings that lagged their respective sectors and the S&P 500 included Royal Dutch Shell, ChevronTexaco, Target, Unilever, Coca-Cola, Kellogg, Apple, and Cisco Systems.

With the additions in the Consumer Staples sector, the Fund is now positioned with its largest overweight in this defensive sector and continues to have its largest underweight in the Consumer Discretion sector. Relative valuations in the traditionally more defensive, yield-oriented sectors have become incrementally more attractive, although absolute valuations of individual stocks across the market are high compared to history, making it difficult to find value. Selectively, we have found better value and total return potential in stocks in more economically sensitive sectors such as Energy, Industrials, and the Information Technology sectors. The Fund’s positioning in the more economically sensitive manufacturing and production areas of the economy is offset somewhat by its underweights in consumer cyclical, basic materials, and higher-beta financial stocks, along with the recent increase in the Consumer Staples sector.

The Johnson Equity Income Fund’s investment strategy is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. The Fund will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus, seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns as of December 31, 2013
	Equity Income Fund	S&P 500 Index
One Year	31.09%	32.39%
Three Years	15.80%	16.18%
Five Years	15.98%	17.94%
Since Inception*	8.66%	7.23%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2013

For the year the Johnson Growth Fund gained 31.50%, which trailed the return of 32.39% for the Standard & Poor’s 500 (S&P 500) Index.

The Fund owns stocks in eight of the ten sectors within the S&P 500. The Fund outperformed in five of those sectors during 2013. The Fund’s best performing sector relative to the market was Consumer Discretionary, where the Fund outperformed by 1.77%. Michael Kors, Priceline and Disney were primarily responsible for this strong outperformance. The Fund’s Healthcare holdings also outperformed the S&P 500 on a relative basis, led by Vertex Pharmaceuticals, Mednax and Celgene. The Fund’s holdings in the Finance sector outperformed on a relative basis, and were led by Legg Mason, PNC Bank and AON. The Industrial and Consumer Staples sectors also added to relative outperformance for the Fund.

The Fund underperformed in the Materials, Information Technology and Energy sectors. In the Materials sector, the sole holding of Potash Corporation was the biggest contributor to the underperformance. Teradata, F5 Networks and Citrix Systems were the weakest performers in the Technology sector. CNOOC Limited and Royal Dutch Shell were the biggest contributors to underperformance in the Energy sector. The largest positive individual stock contributors in the Fund were Vertex Pharmaceuticals, Priceline, Danaher, Legg Mason and Google. The largest negative individual stock contributors were CNOOC, Teradata, Potash, Intermune and F5 Networks.

The Fund has its largest overweight positions in the Energy, Industrial and Technology sectors. We would expect to remain overweight in Technology given the solid growth opportunities and attractive valuations we are finding in that sector. Industrials, in general, are no longer inexpensive, but we still like the sector given its exposure to better global economic conditions. The weight in the Energy sector is expected to be reduced. The largest underweight positions are in the Healthcare, Consumer Staples and Consumer Discretionary sectors. The Fund has no positions in the Telecommunications and Utility sectors.

New stocks purchased in the second half of the year included The Fresh Market, Dollar General, Nordstrom, Teleflex, Medifast, IPG Photonics, SAP, Continental Resources and Fluor. Positions eliminated in the second half of the year included Oneok, Microsoft, Royal Dutch Shell, Johnson Controls, Cognizant Technology Solutions, Autodesk and CR Bard.

The strategy of the Johnson Growth Fund is to invest in a diversified portfolio of attractively valued, quality, growth-oriented companies that we feel can grow revenue and earnings faster than the overall market. The Fund invests primarily in mid-cap and large-cap stocks. The Fund is suited for the growth-oriented investor who is willing to accept full market risk. We expect the Fund to have higher growth and valuation than the overall market, and a lower dividend yield.

Average Annual Total Returns As of December 31, 2013
	Growth Fund	S&P 500 Index
One Year	31.50%	32.39%
Three Years	13.08%	16.18%
Five Years	14.38%	17.94%
Ten Years	6.13%	7.41%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2013

The Johnson Disciplined Mid-Cap Fund had a return of 42.51% in 2013, surpassing the Russell Midcap Index’s 34.76% return. The Fund had the year’s 9th highest return within the Lipper Midcap Core category (representing 371 funds), as reported by the Wall Street Journal.

Overall, midcap stocks closed the year at another record high, as an accommodative policy from the Federal Reserve continued and confidence grew in the U.S. economy. Much of the market’s gain in 2013 can be attributed to valuation multiple expansion, as earnings growth was only approximately 5%. It was a broad market gain in 2013, with all ten mid-cap sectors producing double-digit positive returns. For the Fund, security selection was additive to relative performance in nine of the ten sectors, with Consumer Staples and Finance having the strongest positive impact. While the Fund focuses more on trying to choose the most attractive stocks, regardless of industry, the resulting sector allocation could be viewed as a positive contributor. The Fund had underweight positions in the lowest return sectors – Utilities, Materials, and Telecommunication Services. Also, large overweight positions in the outperforming sectors of Consumer Discretionary and Industrials were beneficial to performance.

The Fund’s top two contributors for the year were fast-growing Consumer Staples companies: Nu Skin Enterprises, an anti-aging personal care products company, and Herbalife Ltd., a nutrition and weight loss company. Both are multi-level marketing companies that have successfully developed their businesses by using an expanding salesforce to sell directly to customers through referrals and word-of-mouth. Other top performers in the Fund included United Therapeutics Corp., FleetCor Technologies, and Western Digital Corp. – all more than doubling in value over the course of the year. The Fund’s worst performance contributor during the year was American Eagle Outfitters, an apparel retailer with a troubling earnings decline in 2013. Other notable negative contributors included companies also experiencing slower-than-expected earnings growth, such as Expedia, Solar Winds, KBR, and Jabil Circuit.

Midcap price-to-earnings ratios are currently 20x, which is the highest level since 2000. We expect investors to be more selective in the coming year, and are not expecting returns to be as robust in total. Throughout the past year, we have focused our new purchases on stocks that exhibited higher quality or lower valuation characteristics, and we expect to continue to reduce the cyclicality of the portfolio in the coming year.

Average Annual Total Returns as of December 31, 2013
	Disciplined Mid-Cap Fund	Russell MidCap Index
One Year	42.51%	34.76%
Three Year	14.33%	15.88%
Five Years	24.60%	22.36%
Ten Years	9.43%	10.22%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2013

The Johnson Realty Fund posted a return of 1.19% for the year ending December 31, 2013, compared to a return of 2.86% for the National Association of Real Estate Investment Trust index (NAREIT Index).

Real Estate Investment Trusts (REITs) experienced a negative return of nearly 1% for the second half of 2013, which marks the first time since 2008 that REITs did not outpace the broader equity market. Concerns that affected the markets in the second half of 2014 included the actions of the Federal Reserve (the Fed). These concerns had previously caused a precipitous rise in interest rates in the second quarter of 2013, but more recently rates have stabilized. The uncertainty around the “tapering” of open market activities was replaced by some certainty late in the fourth quarter, as the Fed reduced open market activity by $10 billion per month. REITs have been one of the main beneficiaries of the low interest environment for two primary reasons: lower interest rates on other investment options makes the dividend yield on REITs more attractive, and second, these companies remain capital dependent and benefit from the lower interest expense. As interest rates rise, other yield investments start to gain greater appeal and the cost of capital for REITs rises. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past several years, although this appears to be starting to reverse. Rising interest rates provide near term headwinds for REITs, but can be offset by improving economic activity.

The Johnson Realty Fund experienced its largest negative contribution from our focus on higher quality names, which tend to be companies with larger market capitalizations. The largest 50 REITs, as measured by the NAREIT Real Estate 50 index, were down 0.53% trailing the broader REIT market returns by greater than 3%. Property type selection was neutral, as the Fund was equal weighted in Lodging, the best performing property type, and slightly underweight Healthcare, which was the worst performing property type.

On the security selection side, overall security selection was negative, again driven by the Fund’s focus on owning larger position sizes in higher quality names. Our holding in HCP, a Healthcare REIT, declined 15.5% in the year. Concern over the future of healthcare providers, added to the uncertainty around higher rates, caused the negative returns. In addition, our holding in American Campus Communities (ACC) declined 27.6% as investors became concerned about supply coming on line and the affordability of college. On the positive side, our position in Host Hotels and Properties (HST), up 27%, was one of the best performing large cap names in the REIT universe.

REITs possess lower correlation relative to other asset classes, which provides portfolio diversification benefits. The Fund’s intention is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheets, which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will provide investors with asset class-like returns.

Average Annual Total Returns as of December 31, 2013
	Realty Fund	NAREIT Index
One Year	1.19%	2.86%
Three Years	8.09%	10.06%
Five Years	14.15%	16.90%
Ten Years	6.81%	8.61%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2013

The Johnson International Fund had a total return of 14.81% in 2013, trailing the MSCI EAFE Index’s 22.78% return.

The Fund’s nearly one-fifth allocation to emerging markets, which are not part of the EAFE Index, accounted for most of the underperformance. The MSCI Emerging Markets Index, which includes countries such as China and Brazil, had a -2.6% return for the year. Falling commodities prices and rising interest rates challenged investors in emerging markets, and enthusiasm for economic growth waned. While developing markets certainly had a disappointing year, most countries had difficulty keeping pace with the United States, where the Standard & Poor’s 500 Index posted a 32% return, its best since 1997. Japan’s Nikkei Index was the strongest of the foreign markets, with a 56% gain (in local currency terms), driven by extraordinary monetary and economic stimulus initiatives announced early in the year by Japanese Prime Minister Shinzo Abe. The plunging yen made this just a 28% return in U.S. dollar terms, but even so, some of the Fund’s top contributors were based in Japan, including KDDI Corp., Toyota Motor, and Orix Corp.

In terms of sector allocation, the Consumer Discretionary and Healthcare sectors were the top performance contributors in the Fund, each posting over 30% returns for the year. Consumer Discretionary winners included auto industry companies Magna International and Daimler AG. In Healthcare, the standouts were pharmaceutical makers Bayer AG, Roche Holding AG, and Shire PLC. Market leaders in these sectors are typically large, global, developed market companies.

With strong ties to emerging markets, commodity-related producers were generally the laggards in 2013, as evidenced by the Energy and Materials sectors accounting for the worst performance among international stocks. Gold-mining stocks were especially weak, as gold prices plunged by 28% over the year, and the Fund’s two worst performing holdings were gold producers Newcrest Mining Ltd. and AngloGold Ashanti Ltd., which declined by a much greater percentage. Some of the other poor performers among the Fund’s commodity-exposed stocks included Sociedad Quimica y Minera de Chile SA, PetroChina, BHP Billiton Ltd., Rio Tinto, and Ecopetrol, which all fell sharply in an otherwise good year for international stocks.

Despite missing the global market rally in 2013, emerging markets should perform relatively better in coming years. We still see long-term opportunities in these countries to invest in strong exporters of high demand commodities, as well as companies benefitting locally from economic development in faster-growing economies. Still, Europe remains the Fund’s largest regional exposure, as the fundamental growth outlook has stabilized and valuations seem cheap, especially when compared to U.S. markets. Even so, the Fund’s primary strategy is always to find companies that exhibit characteristics of strong growth, improving profitability, and attractive valuation – no matter the domicile.

Average Annual Total Returns as of December 31, 2013
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	14.81%	22.78%	15.29%
Three Years	4.62%	8.17%	5.14%
Five Years	11.66%	12.44%	12.81%
Since Inception*	13.09%	13.62%	13.98%

Asset Allocation by Country as of December 31, 2013
United Kingdom	15.95%	Netherlands	2.94%
Japan	14.99%	India	2.83%
Other*	8.69%	Mexico	2.75%
Germany	8.21%	Taiwan	2.58%
Switzerland	7.29%	Sweden	2.56%
Canada	6.57%	Brazil	2.39%
France	5.60%	Israel	2.14%
Australia	4.70%	South Africa	1.61%
Hong Kong	3.63%	Spain	1.45%
China	3.22%

*	Countries in “Other” category include: Argentina, Chile, Columbia, Denmark, Finland, Italy, Norway, Philippines, Russia, South Korea, and Singapore.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2013

The Johnson Fixed Income Fund provided a total return of -2.36% for the year ended December 31, 2013, compared to a -2.02% return for the Barclays Capital Aggregate Index.

Despite soft economic conditions and continued aggressive monetary policy by the Federal Reserve (the “Fed”), interest rates rose during the year, resulting in the Fund’s negative return. Anticipation by the market that the Fed would begin “tapering” its asset purchase program led to fears it would also raise interest rates sooner than previously expected. As a result, bond yields rose sharply in the months of May and June from historic lows to more normalized levels. For most of the rest of the year, yields generally oscillated within a trading range. The Fund’s somewhat longer weighted average duration caused it to trail the index as yields rose, and resulted in the slightly lower performance for the year. Somewhat offsetting the yield rise was the Fund’s emphasis on high quality corporate bonds. This segment of the market performed relatively well, adding more income to the Fund than the index and also providing better relative returns as a result of further tightening in credit yield spreads. The Fund continues to focus on this segment of the market.

The rise in yields was concentrated in the middle months of the year and had a larger impact on intermediate and longer maturities. The yield curve steepened, which often happens prior to a change in Fed monetary policy. In December, the Fed formally announced its intention to taper its asset purchase program in the months ahead. However, tapering is not yet tightening of monetary policy, and that may not happen for at least another year, depending on economic activity. When the Fed does shift gears, we expect short and intermediate maturities to be more affected than longer term bonds, and have begun to “barbell” the Fund’s maturity structure in anticipation. This means buying a combination of both long and short maturities with an average intermediate maturity. This structure often provides a defensive cushion in a rising rate environment. For the past year, it had only a minor impact.

More than half of the Fund’s bond allocation is to investment-grade rated corporate securities, and an additional 11% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely start to anticipate the first Fed rate hikes beginning in 2015. While interest rates are poised to increase further as the economy gradually improves, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy.

Average Annual Total Returns as of December 31, 2013
	Fixed Income Fund	Barclays Capital Aggregate Index
One Year	-2.36%	-2.02%
Three Years	2.97%	3.26%
Five Years	4.22%	4.44%
Ten Years	4.18%	4.55%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2013

The Johnson Municipal Income Fund provided a total return of -1.52% in 2013 compared to +0.66% for the Barclays Capital 5-Year General Obligation Municipal Bond Index.

Municipal yields rose during the year, leading to the Fund’s negative return, and the Fund’s emphasis on higher yielding but longer duration securities relative to its benchmark accounted for the underperformance. The Fund’s laddered maturity structure also detracted from performance, with the municipal yield curve steepening as yields on longer maturity bonds increased the most. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a laddered maturity profile with bonds primarily due within 1 to 15 years.

The Fiscal Cliff outcome at the beginning of the year produced a favorable environment for municipal bonds, with marginal tax rates moving up to 43.4% (inclusive of the Affordable Care Act) from 35%. Meanwhile, new issue supply of municipal securities continued to be weak, as it has been for the past several years, with the total amount of outstanding tax-exempt municipal debt essentially unchanged since 2009. However, as the economy continued to improve, investors began to anticipate the ending of the Federal Reserve’s Quantitative Easing policy and worried about the potential that the Fed might raise interest rates, despite assurances that such a move was unlikely before 2015. This led municipal investors to sell bonds, particularly in the 2nd quarter, though returns improved in the 2nd half of 2013 as investors became comfortable with this outlook. Defaults among municipalities continued their decline despite the widely anticipated Detroit bankruptcy. There have now been 15 consecutive quarters of improving year-over-year tax revenues for most municipalities, as higher property values begin to benefit property tax collections. However, we continue to expect lower quality issuers, primarily in a handful of states such as California, Illinois and, particularly, the territory of Puerto Rico, to face financial pressure. The Fund continues to avoid such securities, maintaining a strict focus on high quality municipal issuers. Over 77% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state, with approximately 23% of its assets in states other than Ohio.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely begin to anticipate the first Fed rate hikes starting in 2015. While interest rates are poised to increase further as the economy continues to gradually improve, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy. Due to the increase in yields in longer maturities and the increase in the value of the tax advantage for municipal bonds, they have become more attractive. Starting valuation is attractive for a laddered maturity portfolio relative to the benchmark, while we believe the Fund’s strong yield advantage should also aid performance in 2014.

Average Annual Total Returns as of December 31, 2013
	Municipal Income Fund	Barclays 5 Year G.O. Index
One Year	-1.52%	0.66%
Three Years	3.19%	3.28%
Five Years	3.62%	4.06%
Ten Years	3.23%	3.86%

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
3M Co.	38,295	$5,370,874
Danaher Corp.	52,300	4,037,560
Dover Corp.	30,200	2,915,508
Eaton Corp.	34,650	2,637,558
Emerson Electric Co.	53,100	3,726,558
Norfolk Southern Corp.	28,900	2,682,787
16.3% – Total For Industrials		$21,370,845
AT&T Inc.	49,640	1,745,342
1.3% – Total For Telecommunication Services		$1,745,342
Coca Cola Co.	94,080	3,886,445
JM Smucker Co.	24,500	2,538,690
Kellogg Co.	38,650	2,360,356
Nestle SA – ADR	52,550	3,869,729
Procter & Gamble Co.	28,690	2,335,653
Unilever PLC	91,000	3,749,200
14.3% – Total For Consumer Staples		$18,740,073
Nordstrom Inc.	42,300	2,614,140
Target Corp.	55,150	3,489,341
4.6% – Total For Consumer Discretionary		$6,103,481
Chevron Corp.	40,385	5,044,490
ConocoPhillips	51,800	3,659,670
Hess Corp.	31,000	2,573,000
Royal Dutch Shell PLC, Class B ADR	53,300	4,003,363
Schlumberger Ltd.	27,350	2,464,509
Williams Companies Inc.	66,350	2,559,119
15.5% – Total For Energy		$20,304,151
Allstate Corp.	46,400	2,530,656
AON PLC	34,650	2,906,789
Marsh & McLennan Companies Inc.	80,000	3,868,800
PNC Financial Services Group Inc.	32,670	2,534,539
RenaissanceRE Holdings Ltd.	27,400	2,667,116
U.S. Bancorp	62,800	2,537,120
13.0% – Total For Financial Services		$17,045,020
Abbott Laboratories	71,600	2,744,428
Becton, Dickinson and Co.	21,670	2,394,318
Owens & Minor Inc. Holding Company	103,350	3,778,476
Teleflex Inc.	29,600	2,778,256
8.9% – Total For Health Care		$11,695,478

Common Stocks	Shares	Fair Value
Accenture PLC	48,000	$3,946,560
Apple Computer Inc.	5,180	2,906,084
Cisco Systems Inc.	182,100	4,084,503
Linear Technology Corp.	55,600	2,532,580
Microsoft Corp.	107,835	4,034,107
Oracle Corp.	106,200	4,063,212
Qualcomm Inc.	50,630	3,759,277
SAP AG ADR	49,200	4,287,288
22.6% – Total For Information Technology		$29,613,611
Total Common Stocks 96.5%		$126,618,001
(Identified Cost $95,899,865)
Cash Equivalents
First American Government Obligation Fund, Class Z**	4,447,615	4,447,615
Total Cash Equivalents 3.4%		$4,447,615
(Identified Cost $4,447,615)
Total Portfolio Value 99.9%		$131,065,616
(Identified Cost $100,347,480)
Other Assets in Excess of Liabilities 0.1%		$74,678
Total Net Assets 100.0%		$131,140,294
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
Potash Corp. of Saskatchewan Inc.	23,600	$777,856
1.5% – Total For Materials		$777,856
3M Co.	8,870	1,244,017
Danaher Corp.	21,900	1,690,680
Dover Corporation	17,630	1,702,000
Eaton Corp.	16,070	1,223,248
Emerson Electric Co.	16,380	1,149,548
Fluor Corp.	6,750	541,957
Union Pacific Corp.	6,410	1,076,880
16.1% – Total For Industrials		$8,628,330
CVS Corp.	16,620	1,189,493
Nestle SA – ADR	21,020	1,547,892
Procter & Gamble Co.	11,700	952,497
The Fresh Market*	12,850	520,425
7.9% – Total For Consumer Staples		$4,210,307
Dollar General Corp.*	9,100	548,912
Michael Kors Holdings Ltd.*	14,400	1,169,136
Nordstrom Inc.	18,000	1,112,400
Priceline.com Inc.*	1,010	1,174,024
Walt Disney Co.	15,450	1,180,380
9.7% – Total For Consumer Discretionary		$5,184,852
Baker Hughes Inc.	19,110	1,056,019
Chevron Corp.	11,860	1,481,433
Continental Resources Inc.*	4,700	528,844
EOG Resources Inc.	6,780	1,137,955
Schlumberger Ltd.	17,225	1,552,145
Williams Companies Inc.	25,475	982,571
12.7% – Total For Energy		$6,738,967
Allstate Corp.	19,200	1,047,168
AON PLC	13,650	1,145,099
Axis Capital Holdings Ltd.	22,450	1,067,946
Legg Mason Inc.	27,300	1,187,004
Marsh & McLennan Co. Inc.	35,550	1,719,198
PNC Financial Services Group Inc.	13,010	1,009,316
13.5% – Total For Financial Services		$7,175,731
Analogic Corp.	13,550	1,199,988
Express Scripts Inc.*	15,350	1,078,184
Medifast Inc.*	22,000	574,860

Common Stocks	Shares	Fair Value
Mednax Inc.*	30,060	$1,604,603
Teleflex Inc.	12,000	1,126,320
10.5% – Total For Health Care		$5,583,955
Apple Inc.	3,630	2,036,503
Citrix Systems Inc.*	17,800	1,125,850
EMC Corp.	43,950	1,105,343
F5 Networks Inc.*	11,380	1,033,987
Fortinet Inc.*	51,500	985,195
Google Inc.*	1,050	1,176,745
IPG Photonics Corp.*	17,000	1,319,370
Oracle Corp.	42,600	1,629,876
Qualcomm Inc.	21,100	1,566,675
SAP AG ADR	13,300	1,158,962
Teradata Corp.*	23,500	1,069,015
26.7% – Total For Information Technology		$14,207,521
Total Common Stocks 98.6%		$52,507,519
(Identified Cost $38,283,672)
Cash Equivalents
First American Government Obligation Fund, Class Z**	703,372	703,372
Total Cash Equivalents 1.3%		$703,372
(Identified Cost $703,372)
Total Portfolio Value 99.9%		$53,210,891
(Identified Cost $38,987,044)
Other Assets in Excess of Liabilities 0.1%		$38,750
Total Net Assets 100.0%		$53,249,641
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
Kapstone Paper & Packaging Corp.*	6,500	$363,090
U.S. Silica Holdings Inc.	20,000	682,200
Valspar Corp.	3,800	270,902
Westlake Chemical Corp.	3,000	366,210
3.8% – Total For Materials		$1,682,402
Agco Corp.	6,800	402,492
Alliant Techsystems Inc.	3,600	438,048
Carlisle Corp.	4,100	325,540
Chicago Bridge & Iron	4,700	390,758
Copa Holdings SA	2,200	352,242
Deluxe Corp.	7,100	370,549
Dun & Bradstreet Corp.	2,800	343,700
Flowserve Corp.	8,800	693,704
Generac Holdings Inc.	7,000	396,480
Healthcare Services	10,700	303,559
J. B. Hunt Transport Services Inc.	3,800	293,740
Lennox International	4,800	408,288
Lincoln Electric	4,600	328,164
Old Dominion Freight*	6,300	334,026
Oshkosh Truck Corp.	10,300	518,914
Snap-On Tools Corp.	3,100	339,512
Timken Co.	4,700	258,829
Towers Watson & Co.	3,200	408,352
Trinity Industries	7,900	430,708
Triumph Group	3,300	251,031
United Stationers Inc.	6,700	307,463
Valmont Industries Inc.	1,600	238,592
Watsco Inc.	2,900	278,574
19.0% – Total For Industrials		$8,413,265
Energizer Holdings Inc.	2,700	292,248
General Nutrition Inc.	5,600	327,320
Herbalife Ltd.	10,500	826,350
Ingredion Inc.	3,600	246,456
JM Smucker Co.	4,500	466,290
Kroger Co.	8,100	320,193
Nu Skin Enterprises	5,000	691,100
Treehouse Foods Inc.*	7,200	496,224

Common Stocks	Shares	Fair Value
Tyson Foods Inc.	12,000	$401,520
9.2% – Total For Consumer Staples		$4,067,701
AMC Networks*	4,600	313,306
Autozone Inc.*	700	334,558
Carter's	4,200	301,518
Chico's FAS Inc.	19,400	365,496
Deckers Outdoor*	4,800	405,408
DSW Inc.	7,400	316,202
Footlocker	13,800	571,872
Gentex Corp.	11,800	389,164
Hanesbrands Inc.	5,800	407,566
Helen Of Troy Ltd*	6,800	335,784
Jarden*	5,900	361,965
LKQ*	15,800	519,820
Michael Kors Holdings Ltd*	4,300	349,117
Phillips-Van Heusen	2,100	285,642
Pulte Homes Inc.	22,700	462,399
Signet Jewelers Ltd.	4,200	330,540
Steven Madden Ltd.*	15,300	559,827
Thor Industries Inc.	6,100	336,903
Tractor Supply	4,800	372,384
Ulta Salon Cosmetics & Fragrance Inc.*	2,900	279,908
VF Corp.	6,000	374,040
18.0% – Total For Consumer Discretionary		$7,973,419
Atwood Oceanics*	6,600	352,374
Helmerich & Payne Inc.	4,400	369,952
Hollyfrontier Corp.	7,600	377,644
Marathon Petroleum Corp.	3,200	293,536
Oceaneering International	4,400	347,072
Patterson-UTI Energy Inc.	11,300	286,116
RPC	17,100	305,235
Superior Energy Services Inc.*	11,400	303,354
Tesoro Petroleum Corp.	4,300	251,550
6.5% – Total For Energy		$2,886,833
Allied World Assurance Co. Holdings Ltd.	2,600	293,306
American National Insurance Co.	3,000	343,620

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
Amtrust Financial Services Inc.	7,920	$258,905
Argo Group International Holdings Ltd.	6,000	278,940
Assurant Inc.	6,000	398,220
Axis Capital Holdings Ltd.	6,500	309,205
CNA Financial Corp.	7,400	317,386
Endurance Specialty Holdings Ltd.	5,200	305,084
Fidelity National Title Group Inc.	11,500	373,175
First Niagara Financial Group Inc.	26,100	277,182
Genworth Financial*	24,900	386,697
HCC Insurance Holdings Inc.	6,300	290,682
Home Bancshares Inc.	10,300	384,705
Huntington Bancshares Inc.	35,100	338,715
Legg Mason Inc.	14,200	617,416
Leucadia National	13,122	371,877
Principal Financial Group Inc.	7,700	379,687
Protective Life	6,500	329,290
Reinsurance Group of America	4,500	348,345
Synovus Financial Corp.	100,000	360,000
Unumprovident Corp.	9,100	319,228
Washington Federal Inc.	13,900	323,731
17.0% – Total For Financial Services		$7,605,396
Actavis PLC*	3,264	548,352
Carefusion Corp.*	13,500	537,570
Cigna Corp.	4,100	358,668
Medifast Inc.*	22,000	574,860
Mednax Inc.*	10,000	533,800
Omnicare Inc.	7,100	428,556
Owens & Minor Inc. Holding Co.	14,400	526,464
United Therapeutics Corp.*	5,300	599,324
Universal Health Services Inc.	4,000	325,040
VCA Antech*	10,600	332,416
10.7% – Total For Health Care		$4,765,050
Amdocs Ltd.	7,300	301,052
Brocade Communications Systems Inc.*	59,300	525,695
F5 Networks*	5,700	517,902
First Solar Inc.*	5,800	316,912
Fleetcor Technologies*	4,500	527,265
Flir Systems	9,800	294,980

Common Stocks	Shares	Fair Value
IPG Photonics Corp.*	8,900	$690,729
Jabil Circuit Inc.	28,400	495,296
Kla-Tencor Corp.	4,700	302,962
Lam Research Corp.*	5,700	310,365
Neustar Inc.*	6,400	319,104
Ubiquiti Networks Inc.*	10,500	482,580
Western Digital Corp.	5,900	495,010
12.6% – Total For Information Technology		$5,579,852
UGI Corp.	7,200	298,512
0.7% – Total For Utilities		$298,512
Total Common Stocks 97.5%		$43,272,430
(Identified Cost $31,853,506)
Real Estate Investment Trusts (REITs)
Lexington Realty Trust	53,000	541,130
Retail Properties of America	19,900	253,128
Total REITs 1.8%		$794,258
(Identified Cost $754,436)
Cash Equivalents
First American Government Obligation Fund, Class Z**	289,903	289,903
Total Cash Equivalents 0.6%		$289,903
(Identified Cost $289,903)
Total Portfolio Value 99.9%		$44,356,591
(Identified Cost $32,897,845)
Other Assets in Excess of Liabilities 0.1%		$24,478
Total Net Assets 100.0%		$44,381,069
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2013

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	700	$22,547
Apartment Investment & Management Co.	2,624	67,988
Avalonbay Communities Inc.	2,209	261,170
BRE Properties Inc.	1,500	82,065
Camden Property Trust	1,600	91,008
Equity LifeStyle Properties Inc.	1,500	54,345
Equity Residential	6,500	337,155
Essex Property Trust Inc.	720	103,327
Home Properties Inc.	1,100	58,982
Mid-America Apartment Communities Inc.	1,630	99,006
Post Properties Inc.	1,400	63,322
Senior Housing Properties Trust	3,500	77,805
UDR Inc.	5,307	123,918
14.2% – Total For Residential		$1,442,638
American Tower Corp.	7,800	622,596
Brandywine Realty Trust	3,000	42,270
Douglas Emmett Inc.	2,500	58,225
Lexington Realty Trust	3,500	35,735
National Retail Properties Inc.	2,250	68,242
Public Storage	3,200	481,664
PS Business Parks Inc.	500	38,210
Retail Properties of America	5,000	63,600
Vornado Realty Trust	4,061	360,576
17.5% – Total For Diversified		$1,771,118
HCP Inc.	8,600	312,352
Health Care REIT Inc.	4,950	265,171
Healthcare Realty Trust Inc.	1,500	31,965
LTC Properties Inc.	650	23,004
Medical Properties Trust Inc.	2,800	34,216
Omega Healthcare Investors Inc.	2,000	59,600
Universal Health Realty Income Trust	300	12,018
Ventas Inc.	5,300	303,584
10.3% – Total For Health Care Facilities		$1,041,910
Diamondrock Hospitality Co.	4,000	46,200
Host Hotels & Resorts Inc.	14,954	290,706
LaSalle Hotel Properties	3,000	92,580
RL Lodging Trust	2,500	60,800

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Ryman Hospitality Properties	1,000	$41,780
Strategic Hotels and Resorts Inc.*	5,000	47,250
Sunstone Hotel Investors Inc.	3,000	40,200
6.1% – Total For Hotels/Motels		$619,516
Alexandria Real Estate Equities Inc.	1,500	95,430
Boston Properties Inc.	3,120	313,154
Commonwealth REIT	1,700	39,627
Corporate Office Properties Trust	2,000	47,380
Digital Realty Trust, Inc.	2,300	112,976
Duke Realty Corp.	5,000	75,200
Highwoods Properties Inc.	1,700	61,489
Kilroy Realty Corp.	1,545	77,528
Liberty Property Trust	2,661	90,128
Mack-Cali Realty Corp.	2,500	53,700
Piedmont Office Realty Trust Inc.	3,500	57,820
10.1% – Total For Office		$1,024,432
BioMed Realty Trust Inc.	2,500	45,300
CubeSmart	2,500	39,850
DCT Industrial Trust Inc.	5,500	39,215
Eastgroup Properties	600	34,758
Extra Space Storage Inc.	2,000	84,260
Prologis Inc.	10,052	371,421
Sovran Self Storage Inc.	600	39,102
6.5% – Total For Industrial		$653,906
Acadia Realty Trust	1,650	40,971
Alexander's Inc.	100	33,000
CBL & Associates Properties Inc.	2,394	42,996
DDR Corp.	7,055	108,435
Dupont Fabros Technology Inc.	1,800	44,478
EPR Properties	1,000	49,160
Equity One Inc.	3,000	67,320
Federal Realty Investment Trust	1,250	126,763
General Growth Partners Inc.	18,500	371,295
Glimcher Realty Trust	2,900	27,144
Hospitality Property Trust	3,300	89,199
Kimco Realty Corp.	8,567	169,198
Macerich Co.	2,592	152,643
Realty Income Corp.	3,319	123,898

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2013

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Regency Centers Corp.	2,075	$96,073
Simon Property Group Inc.	5,854	890,745
SL Green Realty Corp.	2,000	184,760
Tanger Factory Outlet Centers Inc.	2,000	64,040
Taubman Centers Inc.	1,300	83,096
Washington Real Estate Investment Trust	1,500	35,040
Weingarten Realty Investors	2,500	68,550
28.3% – Total For Retail		$2,868,804
Plum Creek Timber Co. Inc.	3,800	176,738
Rayonier Inc.	2,500	105,250
Weyerhaueser Co.	11,300	356,741
6.3% – Total For Timber		$638,729
Total REITs 99.3%		$10,061,053
(Identified Cost $6,772,352)
Cash Equivalents
First American Government Obligation Fund, Class Z**	44,124	44,124
Total Cash Equivalents 0.4%		$44,124
(Identified Cost $44,124)
Total Portfolio Value 99.7%		$10,105,177
(Identified Cost $6,816,476)
Other Assets in Excess of Liabilities 0.3%		$32,217
Total Net Assets 100.0%		$10,137,394
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	$128,072
Air Liquide SA ADR	3,434	97,423
Anglogold Ltd.	6,000	70,320
Asahi Kasei Corp.	6,100	96,319
BASF SE ADR	750	80,843
BHP Billiton Ltd ADR	2,550	173,910
BHP Billiton PLC ADR	1,675	104,051
Cemex SA De CV ADR*	9,006	106,541
Newcrest Mining Ltd ADR	7,400	52,096
Nippon Steel & Sumitomo Metal Corp.	3,530	119,843
Potash Corp. Of Saskatchewan Inc.	1,710	56,362
Rio Tinto PLC ADR	1,570	88,595
Syngenta AG ADR	1,000	79,940
Vale SA	5,100	77,775
8.0% – Total For Materials		$1,332,090
ABB Ltd.	2,900	77,024
Atlas Copco AB ADR	2,700	75,168
BAE Systems PLC ADR	5,140	150,550
Bunzl PLC ADR	4,000	96,240
Canadian National Railway Co.	3,280	187,026
Canadian Pacific Ltd. Corp.	800	121,056
Itochu Corp. ADR	3,000	74,850
Keppel Corp. Ltd ADR	4,620	82,144
Komatsu Ltd. ADR	2,660	54,743
Koninklijke Philips EL – NY Shares	3,557	131,502
Mitsubishi Corp.	2,570	98,529
Mitsui & Co., Ltd. ADR	480	134,429
Schneider Elect SA ADR	5,200	91,260
Sensata Technologies Holding NV*	2,100	81,417
Siemens AG	900	124,659
Tata Motor Ltd.	4,100	126,280
Volvo AB ADR	6,330	83,157
10.7% – Total For Industrials		$1,790,034
America Movil – ADR Series L	4,460	104,230
BT Group PLC	1,600	101,008
China Mobile (Hong Kong) Ltd.	2,860	149,549
Chunghwa Telecom Co. Ltd.	2,440	75,542
Deutsche Telekom AG	5,950	102,697
KDDI Corp.	14,400	222,336

Common Stocks	Shares	Fair Value
Millicom International Cellular SA	600	$59,622
MTN Group Ltd. ADR	2,390	50,189
Nippon Telegraph And Telephone Corp. ADR	2,850	77,064
Orange SA ADR	5,896	72,816
Philippine Long Distance Telephone Co. ADR	1,000	60,080
SK Telecom Co. Ltd.	3,400	83,708
Telef Brasil	4,371	84,011
Telefonica SA ADR	4,849	79,233
Vivendi	3,504	92,400
Vodafone Group PLC ADR	5,000	196,550
9.6% – Total For Telecommunication Services		$1,611,035
AEON Co. Ltd. ADR	7,900	107,361
Carrefour SA	12,155	95,781
Coca-Cola Amatil Ltd. ADR	2,380	50,932
Coca-Cola Enterprises Femsa SA ADR	1,000	121,770
Danone ADR	6,073	88,180
Koninklijke Ahold NV ADR	5,300	95,453
L'Oreal ADR	2,120	74,518
Nestle SA ADR	4,140	304,865
Reckitt Benckiser Group PLC	6,800	109,412
Tesco PLC ADR	3,440	57,930
Unilever NV	1,360	54,713
Unilever PLC	5,730	236,076
Wal-Mart De Mexico SA ADR	4,000	104,480
9.0% – Total For Consumer Staples		$1,501,471
Adidas AG ADR	2,000	128,460
Daimler AG	1,950	169,494
Hennes & Mauritz AB ADR	14,300	130,988
Honda Motor Co. Ltd. ADR	1,940	80,219
Magna International Inc.	2,500	205,150
Marks & Spencer Group PLC	5,000	71,670
Naspers Ltd.	1,300	134,433
Sony Corp. ADR	5,730	99,072
Toyota Motor Corp. ADR	2,210	269,443
Volkswagen AG ADR	1,720	94,084
8.2% – Total For Consumer Discretionary		$1,383,013

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
BG Group PLC ADR	3,350	$72,662
BP PLC ADR	2,270	110,345
Cnooc Ltd.	360	67,558
Eni SPA ADR	1,770	85,827
Gazprom OAO ADR	11,360	98,264
Petrochina Co. Ltd. ADR	1,800	197,532
Petroleo Brasileiro ADR	5,620	77,444
Royal Dutch Shell PLC – Class B	4,200	315,462
Statoil ASA	5,200	125,476
Suncor Energy Inc.	2,100	73,605
Total SA ADR	2,900	177,683
8.4% – Total For Energy		$1,401,858
Allianz AG	5,400	97,902
Australia and New Zealand Banking Group Ltd.	3,440	99,244
Banco Bradesco ADR	5,149	64,517
Banco De Chile	910	79,898
Banco Santander SA	8,169	74,093
Bank of Montreal	1,240	82,658
Bank Of Nova Scotia	1,070	66,928
Barclays PLC ADR	6,372	115,524
BNP Paribas ADR	3,390	132,888
Cheung Kong Ltd ADR	5,050	79,841
Credit Suisse Group ADR	3,666	113,793
Deutsche Boerse AG	8,100	66,825
Grupo Financiero Santander Mexico Sab De CV	4,300	58,652
HDFC Bank Ltd. ADR	3,900	134,316
HSBC Holdings PLC ADR	3,522	194,168
Icici Bank Ltd. ADR	1,760	65,419
Industrial and Commercial Bank Of China Ltd.	16,050	217,959
Itau Unibanco Holding SA ADR	5,830	79,113
KB Financial Group Inc. ADR*	2,400	97,224
Macquarie Group Ltd. ADR*	1,887	86,802
Manulife Financial Corp.	4,420	87,207
Mitsubishi Estate Co. Ltd. ADR	4,000	120,560
Mitsubishi UFJ Financial Group Inc. ADR	26,500	177,020

Common Stocks	Shares	Fair Value
National Australia Bank Ltd. – ADR	6,040	$187,542
Orix Corp. ADR	1,750	155,925
Prudential PLC ADR	3,900	175,500
Royal Bank of Canada	920	61,852
Sumitomo Corp. ADR	15,000	188,850
Sumitomo Mitsui Financial Group Inc.	18,500	194,065
Sun Hung Kai Properties Ltd. ADR	5,450	69,160
Tokio Marine Holdings Inc. ADR	3,660	122,427
Toronto Dominion Bank	900	84,816
United Overseas Bank Ltd. ADR	2,455	82,537
Westpac Banking Corp. Ltd. ADR	4,650	135,083
Zurich Insurance Group ADR	3,240	94,511
23.6% – Total For Financial Services		$3,944,819
Astellas Pharma Inc. ADR	5,200	77,147
Astrazeneca PLC ADR	2,700	160,299
Bayer AG ADR	1,900	269,800
Dr. Reddy's Laboratories Ltd.	2,240	91,907
Fresenius Medical Care ADR	1,800	64,044
Novartis AG ADR	2,480	199,342
Novo Nordisk A/S ADR	450	83,142
Roche Holdings Ltd. ADR	3,760	263,952
Shire PLC ADR	1,500	211,935
Takeda Pharmaceutical Company Ltd.	3,320	76,426
Teva Pharmaceuticals	3,770	151,102
9.8% – Total For Health Care		$1,649,096
ASML Holding NV	1,162	108,879
Baidu.com*	600	106,728
Check Point Software Technologies Ltd.*	1,720	110,938
Lenovo Group Ltd.	3,600	87,948
Mercadolibre Inc.	710	76,531
Radware Ltd.*	4,000	71,920
SAP AG ADR	1,450	126,353
Siliconware Precision Industries Co. ADR	13,300	79,534
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,100	176,144
Telefonaktiebolaget LM Ericsson	8,050	98,532
United Microelectronics ADR	44,930	91,657
6.8% – Total For Information Technology		$1,135,164

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2013

Common Stocks	Shares	Fair Value
Centrica PLC	3,300	$76,494
E.On AG ADR	3,140	58,027
Electricite De France	14,200	99,542
Enel SPA ADR	11,800	51,259
Enersis SA ADR	4,490	67,305
Iberdrola SA ADR	3,578	91,418
2.6% – Total For Utilities		$444,045
Total Common Stocks 96.7%		$16,192,625
(Identified Cost $12,520,144)
Cash Equivalents
First American Government Obligation Fund, Class Z**	536,699	536,699
Total Cash Equivalents 3.2%		$536,699
(Identified Cost $536,699)
Total Portfolio Value 99.9%		$16,729,324
(Identified Cost $13,056,843)
Other Assets in Excess of Liabilities 0.1%		$15,349
Total Net Assets 100.0%		$16,744,673
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	3,795,000	$4,168,500
Axis Specialty Finance, 5.875% Due 06/01/2020	1,245,000	1,365,775
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,752,479
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,935,615
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,619,655
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,425,934
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	1,035,815
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	2,319,000	2,472,919
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	245,000	269,253
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,500,000	1,617,001
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,305,048
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018**	746,000	803,029
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015	350,000	379,235
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	2,660,000	2,907,149
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,007,114
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,363,331
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,534,000	1,817,692
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,125,679
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	1,267,000	1,361,193
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	966,393

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	$3,363,203
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	118,662
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	465,000	529,310
Wells Fargo & Company Subordinated Notes, 3.450% Due 02/13/2023	4,505,000	4,259,185
18.7% – Total For Corporate Bonds: Bank and Finance		$41,969,169
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,134,269
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,745,484
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	877,489
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,202,599
Eaton Corp. Senior Unsecured Notes 144A, 2.750% Due 11/02/2022	1,000,000	932,858
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	2,500,000	2,533,482
General Electric Capital Corp. Senior Unsecured Notes, 3.150% Due 09/07/2022	2,000,000	1,935,434
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	3,010,000	3,262,205
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	2,290,000	2,567,891
IBM Corp. Senior Unsecured Notes, 7.625% Due 10/15/2018	2,260,000	2,829,877
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,818,071
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	3,645,000	3,782,566
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	93,119
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,752,612

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities – Bonds	Face Value	Fair Value
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	$1,156,425
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	135,138
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	2,857,573
United Technologies Corp. Senior Notes, 5.375% Due 12/15/2017	340,000	387,800
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,108,017
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,398,664
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	2,770,000	2,735,699
19.7% – Total For Corporate Bonds: Industrial		$44,247,272
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,026,220
AT&T Inc. Senior Unsecured Notes, 1.400% Due 12/01/2017	2,540,000	2,504,046
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,688,520
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,084,730
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,320,634
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,424,479
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	359,870
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,360,511
National Rural Utilities Collateral Trust, 5.450% Due 04/10/2017	1,810,000	2,018,117
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,725,367
Verizon Communications Senior Unsecured Notes, 6.350% Due 04/01/2019	3,960,000	4,654,544
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	917,283

Fixed Income Securities – Bonds	Face Value	Fair Value
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	$2,892,947
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,142,541
12.1% – Total For Corporate Bonds: Utilities		$27,119,809
United States Government Treasury Obligations
United States Treasury Notes, 1.375% Due 11/30/2015	9,100,000	9,275,958
United States Treasury Notes, 2.750% Due 08/15/2042	9,750,000	7,725,354
United States Treasury Notes, 2.750% Due 11/15/2042	10,925,000	8,637,578
United States Treasury Notes, 3.125% Due 02/15/2042	550,000	474,203
11.6% – Total For United States Government Treasury Obligations		$26,113,093
Government Agency Obligations
FFCB, 4.150% Due 03/25/2015	778,000	815,370
FHLB Step-up Coupon Notes, 0.500% Due 06/20/2018	4,545,000	4,475,821
FHLMC Agency Notes, 1.000% Due 07/25/2017	2,500,000	2,481,377
FNMA Note, 2.000% Due 09/12/2018	3,000,000	3,004,368
4.8% – Total For United States Government Agency Obligations		$10,776,936
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	5,415,227	5,527,100
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	1,026,298	1,124,098
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	523,535	581,146
FHLMC CMO Series 3098 Class KE, 5.500% Due 09/15/2034	346,216	354,661
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	903,397	941,159
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	915,443	961,276
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	2,583,934	2,664,103
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	2,133,623	2,097,021

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	3,835	$4,469
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	1,673,226	1,775,181
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	3,538,026	3,869,139
FHLMC Partner Certificate Pool 780439, 2.348% Due 04/01/2033**	187,351	199,039
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	2,202,895	2,427,033
FNMA CMO Series 2011-141 Class PA, 4.500% Due 02/25/2039	480,757	492,088
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	5,436,895	5,494,243
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	2,123	2,296
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	1,129,786	1,230,788
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	438,808	493,366
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	1,654,846	1,822,875
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	312,202	334,879
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	1,188,079	1,306,890
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	3,143,445	3,237,296
FNMA Partner Certificate Pool AL3359, 2.500% Due 04/01/2028	4,685,609	4,653,242
GNMA II Pool 2658, 6.500% Due 10/20/2028	42,003	48,192
GNMA II Pool 2945, 7.500% Due 07/20/2030	7,979	9,494
GNMA II Pool 4187, 5.500% Due 07/20/2038	89,394	94,781
GNMA II Pool 4847, 4.000% Due 11/20/2025	1,001,091	1,060,722
GNMA Pool 780400, 7.000% Due 12/15/2025	5,356	6,203
GNMA Pool 780420, 7.500% Due 08/15/2026	3,083	3,343
GNMA Pool 781397, 5.500% Due 02/15/2017	30,325	32,554
19.1% – Total For Government Agency Obligations – Mortgage Backed Securities		$42,848,677

Fixed Income Securities – Bonds	Face Value	Fair Value
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	$236,986
0.1% – Total Certificates of Deposit		$236,986
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	636,685
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,084,670
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,298,145
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,725,075
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,603,256
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,341,637
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,693,065
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,470,961
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	963,257
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,000,000	1,009,490
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,219,570
8.9% – Total For Taxable Municipal Bonds		$20,045,811

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities – Bonds	Face Value	Fair Value
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	$2,994,442
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,265,819
1.9% – Total For Non-Taxable Municipal Bonds		$4,260,261
Total Fixed Income Securities – Bonds 96.9%		$217,618,014
(Identified Cost $215,684,584)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	3,736,495
Total Preferred Stocks 1.7%		$3,736,495
(Identified Cost $3,888,769)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	1,695,497	1,695,497
Total Cash Equivalents 0.8%		$1,695,497
(Identified Cost $1,695,497)
Total Portfolio Value 99.4%		$223,050,006
(Identified Cost $221,268,850)
Other Assets in Excess of Liabilities 0.6%		$1,618,222
Total Net Assets 100%		$224,668,228
**	Variable Rate Security; the rate shown is as of December 31, 2013.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2014	90,000	$93,795
Cincinnati Ohio GO, 5.000% Due 12/01/2017*	75,000	81,562
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	83,155
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018*	400,000	435,404
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	187,832
Harrison Ohio GO Unlimited Bond Anticipation Notes, 1.750% Due 10/23/2014	750,000	756,315
Hudson City Ohio GO Limited, 5.000% Due 12/01/2035*	200,000	217,702
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	402,731
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	151,101
Twinsburg Ohio GO Limited, 2.000% Due 12/01/2014	200,000	203,018
Vandalia Ohio GO Limited Bond, 5.250% Due 12/01/2018	500,000	518,195
Westerville Ohio GO Limited, 1.750% Due 12/01/2014	100,000	101,438
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	445,000	479,648
Wooster Ohio GO Limited, 2.000% Due 12/01/2014	100,000	101,252
6.8% – Total For General Obligation – City		$3,813,148
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	364,699
Erie County Ohio GO Limited (XLCA Insured), 4.000% Due 10/01/2014	135,000	138,834
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	496,543
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	175,053
Harris County Texas GO Limited, 5.750% Due 10/01/2025*	200,000	241,770
Montgomery County Ohio GO Limited, 2.000% Due 12/01/2014	100,000	101,481

Municipal Income Securities – Bonds	Face Value	Fair Value
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	$267,554
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	320,766
3.7% – Total For General Obligation – County		$2,106,700
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	223,990
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	935,559
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	412,691
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	585,430
Ohio Infrastructure Improvement GO, 5.000% Due 09/01/2025*	90,000	94,939
4.0% – Total For General Obligation – State		$2,252,609
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	346,368
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	308,997
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	250,513
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.250% Due 11/01/2023	220,000	242,880
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	268,228
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	315,225
Florida State Board of Governors Florida State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	664,566
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	560,600
Kent State University Ohio Revenue, 3.000% Due 05/01/2014	50,000	50,421

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	$191,765
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,084,554
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2027	300,000	301,734
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	115,563
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	170,952
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	100,427
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	161,315
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	170,593
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	272,808
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	176,068
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	791,548
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	155,814
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	124,502
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	544,735
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	336,657

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Akron General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	$387,082
University of Cincinnati – University Center Project Certificate of Participation, 5.000% Due 06/01/2022	400,000	413,244
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	316,772
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	275,642
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	346,224
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	511,858
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	337,437
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	954,472
20.0% – Total For Higher Education		$11,249,564
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 4.000% Due 06/15/2014	150,000	152,548
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	142,405
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	392,692
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	356,604
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	993,263
Hamilton County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital, 5.250% Due 05/15/2021*	775,000	789,152

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	$541,645
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	318,078
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	194,305
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	461,106
7.7% – Total For Hospital/Health Bonds		$4,341,798
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 02/15/2017	325,000	326,505
0.6% – Total For Revenue Bonds – Electric		$326,505
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015*	50,000	53,093
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	105,626
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	192,778
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	306,618
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	206,712
Knox County Ohio Career Center Certificates of Participation, 2.000% Due 12/01/2015	120,000	122,530
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	824,708
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	161,838
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	507,150

Municipal Income Securities – Bonds	Face Value	Fair Value
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	$101,017
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	99,648
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	206,142
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	148,845
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	300,418
Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018*	315,000	331,881
6.5% – Total For Revenue Bonds – Facility		$3,669,004
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	264,293
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	434,724
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	11,867
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	137,434
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	300,390
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018*	145,000	157,688
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	531,825
Kentucky State Rural Water Finance Corp. Public Project Revenue, 2.500% Due 02/01/2022	400,000	380,080
North Texas Municipal Water District Water System Revenue, 5.250% Due 09/01/2022	415,000	465,597
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	325,031

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	$256,025
Toledo Ohio Waterworks Revenue, 3.000% Due 11/15/2025	170,000	156,114
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	383,615
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	326,905
7.3% – Total For Revenue Bonds – Water & Sewer		$4,131,588
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	106,710
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	161,011
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	246,557
Cleveland Ohio Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	412,648
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	110,640
Kentucky State Bond Corp. Financing Program Revenue, 3.000% Due 02/01/2026	235,000	206,871
Ohio Development Assistance Logistics and Distribution Revenue, 5.000% Due 10/01/2017*	225,000	259,803
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020	600,000	681,162
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	285,237
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	349,842
Ohio Major New Street Infrastructure Project Revenue, 3.000% Due 12/15/2014	200,000	205,332
Ohio Major New Street Infrastructure Project Revenue, 5.000% Due 06/15/2015	100,000	106,719

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	$106,898
5.8% – Total For Other Revenue Bonds		$3,239,430
Barberton Ohio CSD GO, (SDCEP Insured), 4.750% Due 12/01/2023	300,000	318,726
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	505,475
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	127,356
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	321,999
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	316,359
Cincinnati Ohio CSD GO (FGIC Insured), 5.000% Due 12/01/2014	225,000	234,846
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	111,666
Columbus Ohio CSD GO, 5.000% Due 12/01/2020	150,000	172,221
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2015	130,000	133,428
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	184,842
Delaware Ohio CSD, GO (MBIA Insured), 5.000% Due 12/01/2020*	250,000	260,770
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	560,535
Fairbanks Ohio LSD GO Unlimited, 1.000% Due 12/01/2014	105,000	105,438
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	489,153
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	380,408
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	118,622
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	93,950

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Jackson Ohio Local SD Stark and Summit Counties GO Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	$309,324
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	279,475
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	173,339
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	305,022
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	455,607
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	277,532
Kings Local Ohio LSD GO Unlimited, 5.000% Due 12/01/2018*	40,000	46,292
Knox County Kentucky SD Finance Corp. Revenue Bond, 2.000% Due 12/01/2019	360,000	346,014
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	238,388
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	126,866
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	405,370
Loveland Ohio CSD School Improvement GO Unlimited, 5.000% Due 12/01/2015	100,000	108,849
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	104,568
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	522,380
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	174,207
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	135,444
Marshall County Kentucky SD Finance Corp. School Building Revenue, 3.000% Due 03/01/2015	250,000	256,122

Municipal Income Securities – Bonds	Face Value	Fair Value
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	$169,229
Mason Ohio CSD, 5.000% Due 12/01/2015*	30,000	32,655
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	105,000	114,312
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	160,081
Medina Ohio CSD GO, 5.000% Due 12/01/2023*	280,000	298,488
Miami Trace Ohio LSD GO Unlimited (SDCEP Insured), 1.000% Due 12/01/2014	75,000	75,313
Morgan County Kentucky SD Finance Corp. Revenue, 2.400% Due 09/01/2023	100,000	88,390
Nelsonville York Ohio CSD School Facilities Construction Improvement GO (SDCEP Insured), 5.250% Due 12/01/2014	145,000	151,184
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	149,182
Oregon Ohio CSD GO Unlimited, 3.000% Due 12/01/2024	140,000	126,204
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	519,895
Princeton Ohio CSD Certificates of Participation, 2.750% Due 12/01/2022	100,000	93,306
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	261,506
Ravenna Ohio CSD GO Unlimited, 2.000% Due 01/15/2023	345,000	303,690
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	221,816
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	102,299
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	360,682
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	422,163

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Municipal Income Securities – Bonds	Face Value	Fair Value
Sycamore Ohio Community SD GO, 4.375% Due 12/01/2018	400,000	$433,588
Sylvania Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	300,000	327,972
Talawanda Ohio CSD GO Unlimited, 3.500% Due 12/01/2018	315,000	342,688
Vermillion Ohio LSD Certificates of Participation, 2.000% Due 12/01/2014	150,000	151,970
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	253,060
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	191,046
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	315,078
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	246,000
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2014	240,000	251,393
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	537,229
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	168,752
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 2.000% Due 12/01/2014	100,000	101,316
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	223,248
28.2% – Total For School District		$15,894,328
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,113,388
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	479,128
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	244,782
Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	179,970
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	206,980

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	$144,842
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	403,543
5.0% – Total For State Agency		$2,772,633
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	65,000	66,182
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	300,000	301,530
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	110,000	112,019
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	245,000	254,945
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	295,000	299,564
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	200,000	204,046
2.2% – Total For Housing		$1,238,286
Total Municipal Income Securities – Bonds 97.8%		$55,035,593
(Identified Cost $54,422,245)

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2013

Cash Equivalents	Shares	Fair Value
Federated Ohio Municipal Cash Trust Money Market Fund, 0.01%**	821,636	$821,636
First American Government Obligation Fund, Class Z, 0.01%**	31,980	31,980
Total Cash Equivalents 1.5%		$853,616
(Identified Cost $853,616)
Total Portfolio Value 99.3%		$55,889,209
(Identified Cost $55,275,861)
Other Assets in Excess of Liabilities 0.7%		$399,941
Total Net Assets 100.0%		$56,289,150
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2013, these bonds represented 8.5% of total assets.
**	Variable Rate Security; the rate shown is as of December 31, 2013.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

XLCA – XL Capital Assurance Inc.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
Assets:
Investment Securities at Fair Value*	$131,065,616	$53,210,891	$44,356,591
Dividends and Interest Receivable	44,325	50,785	55,844
Fund Shares Sold Receivable	144,583	35,997	6,213
Total Assets	$131,254,524	$53,297,673	$44,418,648
Liabilities:
Accrued Management Fees	$107,800	$44,288	$36,824
Fund Shares Redeemed Payable	6,430	3,744	755
Total Liabilities	$114,230	$48,032	$37,579
Net Assets	$131,140,294	$53,249,641	$44,381,069
Net Assets Consist of:
Paid in Capital	$97,956,145	$40,743,825	$32,922,323
Accumulated Undistributed Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions	2,466,013	(1,718,031)	—
Net Unrealized Gain on Investments	30,718,136	14,223,847	11,458,746
Net Assets	$131,140,294	$53,249,641	$44,381,069
Shares Outstanding (Unlimited Amount Authorized)	5,675,760	1,736,765	1,053,242
Offering, Redemption and Net Asset Value Per Share	$23.11	$30.66	$42.14
*Identified Cost of Investment Securities	$100,347,480	$38,987,044	$32,897,845

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Assets and Liabilities – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,105,177	$16,729,324	$223,050,006	$55,889,209
Cash & Cash Equivalents	—	—	—	—
Dividends and Interest Receivable	41,355	22,425	1,832,468	429,062
Fund Shares Sold Receivable	41	6,878	11,200	2,197
Total Assets	$10,146,573	$16,758,627	$224,893,674	$56,320,468
Liabilities:
Accrued Management Fees	$8,626	$13,754	$162,931	$31,168
Fund Shares Redeemed Payable	553	200	62,515	150
Total Liabilities	$9,179	$13,954	$225,446	$31,318
Net Assets	$10,137,394	$16,744,673	$224,668,228	$56,289,150
Net Assets Consist of:
Paid in Capital	$6,806,730	$13,775,937	$222,853,600	$55,673,932
Accumulated Undistributed Net Investment Income	13,282	(67,793)	35,713	1,870
Accumulated Net Realized (Loss) from Security Transactions	28,681	(635,952)	(2,241)	—
Net Unrealized Gain on Investments	3,288,701	3,672,481	1,781,156	613,348
Net Assets	$10,137,394	$16,744,673	$224,668,228	$56,289,150
Shares Outstanding (Unlimited Amount Authorized)	768,097	667,966	13,640,351	3,344,879
Offering, Redemption and Net Asset Value Per Share	$13.20	$25.07	$16.47	$16.83
*Identified Cost of Investment Securities	$6,816,476	$13,056,843	$221,268,850	$55,275,861

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Operations

	Equity Income Fund	Growth Fund	Disciplined Mid-Cap Fund
	Year Ended 12/31/2013	Year Ended 12/31/2013	Year Ended 12/31/2013
Investment Income:
Interest	$822	$239	$63
Dividends	2,521,144	756,152	506,382
Total Investment Income	$2,521,966	$756,391	$506,445
Expenses:
Gross Management Fee	$1,111,112	$497,356	$388,978
Net Expenses	$1,111,112	$497,356	$388,978
Net Investment Income	$1,410,854	$259,035	$117,467
Realized and Unrealized Gains:
Net Realized Gain from Security Transactions	$10,054,641	$4,870,166	$6,269,230
Net Change in Unrealized Gain/Loss on Investments	18,300,116	8,435,537	7,201,015
Net Gain on Investments	$28,354,757	$13,305,703	$13,470,245
Net Change in Net Assets from Operations	$29,765,611	$13,564,738	$13,587,712

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Operations – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2013	Year Ended 12/31/2013	Year Ended 12/31/2013	Year Ended 12/31/2013
Investment Income:
Interest	$—	$—	$6,117,344	$1,484,522
Dividends	267,486	406,483 *	115,085	—
Total Investment Income	$267,486	$406,483	$6,232,429	$1,484,522
Expenses:
Gross Management Fee	$110,157	$178,900	$1,965,349	$414,909
Management Fee Waiver (See Note #4)	—	(28,683)	(154,022)	(84,161)
Net Expenses	$110,157	$150,217	$1,811,327	$330,748
Net Investment Income	$157,329	$256,266	$4,421,102	$1,153,774
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$608,772	$(110,941)	$1,994,065	$62,585
Net Change in Unrealized Gain/Loss on Investments	(598,065)	1,960,511	(11,355,772)	(1,918,870)
Net Gain (Loss) on Investments	$10,707	$1,849,570	$(9,361,707)	$(1,856,285)
Net Change in Net Assets from Operations	$168,036	$2,105,836	$(4,940,605)	$(702,511)
*	Net of foreign tax withholdings and ADR fees of $63,696.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Disciplined Mid-Cap Fund
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Operations:
Net Investment Income	$1,410,854	$1,305,934	$259,035	$285,624	$117,467	$488,935
Net Realized Gain from Security Transactions	10,054,641	2,534,450	4,870,166	2,988,418	6,269,230	2,067,799
Net Change in Unrealized Gain/Loss on Investments	18,300,116	7,528,896	8,435,537	2,742,529	7,201,015	2,653,297
Net Change in Net Assets from Operations	$29,765,611	$11,369,281	$13,564,738	$6,016,571	$13,587,712	$5,210,031
Distributions to Shareholders:
Net Investment Income	$(1,415,182)	$(1,344,898)	$(262,101)	$(293,292)	$(173,323)	$(521,636)
Net Realized Gain from Security Transactions	(8,031,682)	(3,174,322)	(2,156,525)	—	(2,786,957)	—
Net Change in Net Assets from Distributions	$(9,446,864)	$(4,519,220)	$(2,418,626)	$(293,292)	$(2,960,280)	$(521,636)
Capital Share Transactions:
Proceeds From Sale of Shares	$22,543,598	$17,117,719	$5,881,172	$2,865,976	$3,335,221	$1,891,023
Shares Issued on Reinvestment of Distributions	8,529,031	3,669,121	2,322,238	183,122	2,847,029	176,915
Cost of Shares Redeemed	(10,373,850)	(7,013,194)	(11,116,420)	(14,890,558)	(5,035,169)	(7,084,897)
Net Change in Net Assets from Capital Share Transactions	$20,698,779	$13,773,646	$(2,913,010)	$(11,841,460)	$1,147,081	$(5,016,959)
Net Change in Net Assets	$41,017,526	$20,623,706	$8,233,102	$(6,118,181)	$11,774,513	$(328,564)
Net Assets at Beginning of Year	$90,122,768	$69,499,062	$45,016,539	$51,134,720	$32,606,556	$32,935,120
Net Assets at End of Year	$131,140,294	$90,122,768	$53,249,641	$45,016,539	$44,381,069	$32,606,556
Including accumulated net investment income (loss) of	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Changes in Net Assets  – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Operations:
Net Investment Income	$157,329	$141,749	$256,266	$269,443	$4,421,102	$4,912,321	$1,153,774	$1,077,063
Net Realized Gain (Loss) from Security Transactions	608,772	825,276	(110,941)	(268,502)	1,994,065	3,358,457	62,585	108,199
Net Change in Unrealized Gain/Loss on Investments	(598,065)	499,856	1,960,511	1,928,656	(11,355,772)	343,381	(1,918,870)	299,159
Net Change in Net Assets from Operations	$168,036	$1,466,881	$2,105,836	$1,929,597	$(4,940,605)	$8,614,159	$(702,511)	$1,484,421
Distributions to Shareholders:
Net Investment Income	$(213,426)	$(170,676)	$(297,445)	$(288,263)	$(5,229,388)	$(5,461,103)	$(1,151,181)	$(1,079,030)
Net Realized Gain from Security Transactions	(535,834)	(767,239)	—	0	(1,152,307)	(2,821,281)	(63,308)	(102,107)
Net Change in Net Assets from Distributions	$(749,260)	$(937,915)	$(297,445)	$(288,263)	$(6,381,695)	$(8,282,384)	$(1,214,489)	$(1,181,137)
Capital Share Transactions:
Proceeds From Sale of Shares	$1,987,039	$762,932	$1,880,692	$2,143,761	$57,049,189	$38,523,433	$22,333,760	$15,586,128
Shares Issued on Reinvestment of Distributions	590,871	807,058	151,514	137,783	2,028,358	3,751,641	107,584	131,145
Cost of Shares Redeemed	(2,897,720)	(655,477)	(926,489)	(1,180,426)	(28,224,585)	(29,944,191)	(8,022,837)	(11,291,988)
Net Change in Net Assets from Capital Share Transactions	$(319,810)	$914,513	$1,105,717	$1,101,118	$30,852,962	$12,330,883	$14,418,507	$4,425,285
Net Change in Net Assets	$(901,034)	$1,443,479	$2,914,108	$2,742,452	$19,530,662	$12,662,658	$12,501,507	$4,728,569
Net Assets at Beginning of Year	$11,038,428	$9,594,949	$13,830,565	$11,088,113	$205,137,566	$192,474,908	$43,787,643	$39,059,074
Net Assets at End of Year	$10,137,394	$11,038,428	$16,744,673	$13,830,565	$224,668,228	$205,137,566	$56,289,150	$43,787,643
Including accumulated net investment income (loss) of	$13,282	$—	$(67,793)	$(26,604)	$35,713	$—	$1,870	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$19.00	$17.33	$17.14	$15.66	$13.07
Operations:
Net Investment Income	0.27	0.29	0.25	0.25	0.24
Net Gains (Losses) on Securities (Realized & Unrealized)	5.63	2.38	0.19	1.48	2.59
Total Operations	$5.90	$2.67	$0.44	$1.73	$2.83
Distributions:
Net Investment Income	(0.27)	(0.30)	(0.25)	(0.25)	(0.23)
Net Realized Capital Gains	(1.52)	(0.70)	—	—	(0.01)
Total Distributions	$(1.79)	$(1.00)	$(0.25)	$(0.25)	$(0.24)
Net Asset Value End of Year	$23.11	$19.00	$17.33	$17.14	$15.66
Total Return(a)	31.09%	15.48%	2.59%	11.05%	(21.66)%
Net Assets, End of Year (Millions)	$131.14	$90.12	$69.50	$58.33	$49.74
Ratios
Ratio of Expenses to
Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.27%	1.61%	1.58%	1.65%	1.85%
Portfolio Turnover Rate	34.31%	35.15%	53.70%	42.37%	48.23%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$24.43	$21.70	$22.51	$20.85	$16.85
Operations:
Net Investment Income	0.16	0.16	0.12	0.17	0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	7.53	2.73	(0.79)	1.65	3.98
Total Operations	$7.69	$2.89	$(0.67)	$1.82	$4.13
Distributions:
Net Investment Income	(0.16)	(0.16)	(0.14)	(0.16)	(0.13)
Net Realized Capital Gains	(1.30)	—	—	—	—
Total Distributions	$(1.46)	$(0.16)	$(0.14)	$(0.16)	$(0.13)
Net Asset Value End of Year	$30.66	$24.43	$21.70	$22.51	$20.85
Total Return(a)	31.50%	13.33%	(2.97)%	8.74%	24.52%
Net Assets, End of Year (Millions)	$53.25	$45.02	$51.13	$40.15	$40.88
Ratios
Ratio of Expenses
to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.52%	0.58%	0.73%	0.75%	0.84%
Portfolio Turnover Rate	41.17%	49.03%	68.21%	48.73%	76.77%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$31.69	$27.64	$30.74	$24.06	$15.45
Operations:
Net Investment Income	0.12	0.48	—	0.18	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	13.33	4.08	(3.08)	6.68	8.61
Total Operations	$13.45	$4.56	$(3.08)	$6.86	$8.71
Distributions:
Net Investment Income	(0.17)	(0.51)	—	(0.18)	(0.10)
Return of Capital	—	—	(0.02)	—	—
Net Realized Capital Gains	(2.83)	—	—	—	—
Total Distributions	$(3.00)	$(0.51)	$(0.02)	$(0.18)	$(0.10)
Net Asset Value End of Year	$42.14	$31.69	$27.64	$30.74	$24.06
Total Return(a)	42.51%	16.54%	(10.03)%	28.52%	56.39%
Net Assets, End of Year (Millions)	$44.38	$32.61	$32.94	$44.46	$39.47
Ratios
Ratio of Expenses to
Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.30%	1.49%	0.01%	0.61%	0.53%
Portfolio Turnover Rate	72.36%	97.80%	94.32%	100.98%	115.74%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$14.05	$13.32	$12.54	$10.92	$9.30
Operations:
Net Investment Income	0.22	0.21	0.32	0.16	0.28
Net Return of Capital	—	—	—	0.10	0.06
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.04)*	1.81	0.71	2.59	1.65
Total Operations	$0.18	$2.02	$1.03	$2.85	$1.99
Distributions:
Net Investment Income	(0.29)	(0.24)	(0.25)	(0.29)	(0.28)
Return of Capital	—	—	—	—	(0.09)
Net Realized Capital Gains	(0.74)	(1.05)	—	(0.94)	—
Total Distributions	$(1.03)	$(1.29)	$(0.25)	$(1.23)	$(0.37)
Net Asset Value End of Year	$13.20	$14.05	$13.32	$12.54	$10.92
Total Return(a)	1.19%	15.28%	8.25%	26.46%	22.34%
Net Assets, End of Year (Millions)	$10.14	$11.04	$9.59	$6.71	$7.46
Ratios
Ratio of Expenses to
Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.43%	1.34%	1.10%	1.41%	3.17%
Portfolio Turnover Rate	9.97%	25.78%	3.19%	0.00%	6.19%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$22.23	$19.44	$23.50	$21.47	$16.12
Operations:
Net Investment Income (Loss)	0.39	0.44	0.46	0.26	0.20
Net Gains (Losses) on Securities (Realized & Unrealized)	2.90	2.82	(3.90)	2.32	5.49
Total Operations	$3.29	$3.26	$(3.44)	$2.58	$5.69
Distributions:
Net Investment Income	(0.45)	(0.47)	(0.44)	(0.27)	(0.23)
Return of Capital	—	—	(0.01)	—	—
Net Realized Capital Gains	—	—	(0.17)	(0.28)	(0.11)
Total Distributions	$(0.45)	$(0.47)	$(0.62)	$(0.55)	$(0.34)
Net Asset Value End of Year	$25.07	$22.23	$19.44	$23.50	$21.47
Total Return(a)	14.81%	16.80%	(14.61)%	12.00%	35.32%
Net Assets, End of Year (Millions)	$16.74	$13.83	$11.09	$9.76	$6.35
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.19%	1.40%	1.40%	1.40%	1.40%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.51%	1.77%	1.67%	0.98%	1.36%
Average Net Assets after Waiver	1.70%	2.17%	2.07%	1.38%	1.76%
Portfolio Turnover Rate	5.23%	7.15%	24.16%	19.61%	22.12%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$17.37	$17.34	$16.89	$16.59	$16.40
Operations:
Net Investment Income	0.35	0.43	0.55	0.58	0.61
Net Gains (losses) on Securities (Realized & Unrealized)	(0.76)	0.32	0.64	0.41	0.40
Total Operations	$(0.41)	$0.75	$1.19	$0.99	$1.01
Distributions:
Net Investment Income	(0.41)	(0.48)	(0.56)	(0.58)	(0.61)
Return of Capital	—	—	0.00 (a)	—	—
Net Realized Capital Gains	(0.08)	(0.24)	(0.18)	(0.11)	(0.21)
Total Distributions	$(0.49)	$(0.72)	$(0.74)	$(0.69)	$(0.82)
Net Asset Value End of Year	$16.47	$17.37	$17.34	$16.89	$16.59
Total Return(b)	(2.36)%	4.37%	7.12%	6.02%	6.27%
Net Assets, End of Year (Millions)	$224.67	$205.14	$192.47	$183.36	$161.58
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.92%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.00%	2.30%	3.03%	3.27%	3.66%
Average Net Assets after Waiver	2.07%	2.45%	3.18%	3.42%	3.81%
Portfolio Turnover Rate	48.53%	36.11%	34.41%	29.16%	34.17%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$17.49	$17.35	$16.56	$16.68	$16.09
Operations:
Net Investment Income	0.38	0.45	0.45	0.45	0.47
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.64)	0.18	0.80	(0.12)	0.59
Total Operations	$(0.26)	$0.63	$1.25	$0.33	$1.06
Distributions:
Net Investment Income	(0.38)	(0.45)	(0.46)	(0.45)	(0.47)
Return of Capital	—	—	0.00 (a)	—	—
Net Realized Capital Gains	(0.02)	(0.04)	—	—	—
Total Distributions	$(0.40)	$(0.49)	$(0.46)	$(0.45)	$(0.47)
Net Asset Value End of Year	$16.83	$17.49	$17.35	$16.56	$16.68
Total Return(b)	-1.52%	3.67%	7.62%	1.96%	6.61%
Net Assets, End of Year (Millions)	$56.29	$43.79	$39.06	$32.89	$25.22
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.81%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.10%	2.23%	2.35%	2.39%	2.63%
Average Net Assets after Waiver	2.26%	2.58%	2.70%	2.74%	2.98%
Portfolio Turnover Rate	8.96%	13.79%	5.49%	5.28%	4.69%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Disciplined Mid-Cap Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Disciplined Mid-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2013:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$21,370,845	$—	$—	$21,370,845
Telecommunication Services	1,745,342	—	—	1,745,342
Consumer Staples	18,740,073	—	—	18,740,073
Consumer Discretionary	6,103,481	—	—	6,103,481
Energy	20,304,151	—	—	20,304,151
Financial Services	17,045,020	—	—	17,045,020
Health Care	11,695,478	—	—	11,695,478
Information Technology	29,613,611	—	—	29,613,611
Cash Equivalents	4,447,615	—	—	4,447,615
Total	$131,065,616	$—	$—	$131,065,616

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$777,856	$—	$—	$777,856
Industrials	8,628,330	—	—	8,628,330
Consumer Staples	4,210,307	—	—	4,210,307
Consumer Discretionary	5,184,852	—	—	5,184,852
Energy	6,738,967	—	—	6,738,967
Financial Services	7,175,731	—	—	7,175,731
Health Care	5,583,955	—	—	5,583,955
Information Technology	14,207,521	—	—	14,207,521
Cash Equivalents	703,372			703,372
Total	$53,210,891	$—	$—	$53,210,891

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,682,402	$—	$—	$1,682,402
Industrials	8,413,265	—	—	8,413,265
Consumer Staples	4,067,701	—	—	4,067,701
Consumer Discretionary	7,973,419	—	—	7,973,419
Energy	2,886,833	—	—	2,886,833
Financial Services	7,605,396	—	—	7,605,396
Health Care	4,765,050	—	—	4,765,050
Information Technology	5,579,852	—	—	5,579,852
Utilities	298,512	—	—	298,512
Real Estate Investment Trusts	794,258	—	—	794,258
Cash Equivalents	289,903	—	—	289,903
Total	$44,356,591	$—	$—	$44,356,591

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,442,638	$—	$—	$1,442,638
Diversified	1,771,118	—	—	1,771,118
Health Care Facilities	1,041,910	—	—	1,041,910
Hotels/Motels	619,516	—	—	619,516
Office	1,024,432	—	—	1,024,432
Industrial	653,906	—	—	653,906
Retail	2,868,804	—	—	2,868,804
Timber	638,729	—	—	638,729
Cash Equivalents	44,124	—	—	44,124
Total	$10,105,177	$—	$—	$10,105,177

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,332,090	$—	$—	$1,332,090
Industrials	1,790,034	—	—	1,790,034
Telecommunication Services	1,611,035	—	—	1,611,035
Consumer Staples	1,501,471	—	—	1,501,471
Consumer Discretionary	1,383,013	—	—	1,383,013
Energy	1,401,858	—	—	1,401,858
Financial Services	3,944,819	—	—	3,944,819
Health Care	1,649,096	—	—	1,649,096
Information Technology	1,135,164	—	—	1,135,164
Utilities	444,045	—	—	444,045
Cash Equivalents	536,699	—	—	536,699
Total	$16,729,324	$—	$—	$16,729,324

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$41,969,169	$—	$41,969,169
Industrials	—	44,247,272	—	44,247,272
Utilities	—	27,119,809	—	27,119,809
U.S. Government Treasury Obligations	—	26,113,093	—	26,113,093
U.S. Government Agency Obligations	—	10,776,936	—	10,776,936
U.S. Government Agency Obligations – Mortgage-Backed	—	42,848,677	—	42,848,677
Certificates of Deposit	—	236,986		236,986
Taxable Municipal Bonds	—	20,045,811	—	20,045,811
Non-Taxable Municipal Bonds	—	4,260,261	—	4,260,261
Preferred Stock	3,736,495	—	—	3,736,495
Cash Equivalents	1,695,497	—	—	1,695,497
Total	$5,431,992	$217,618,014	$—	$223,050,006

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$3,813,148	$—	$3,813,148
General Obligation – County	—	2,106,700	—	2,106,700
General Obligation – State	—	2,252,609	—	2,252,609
Higher Education	—	11,249,564	—	11,249,564
Hospital/Health	—	4,341,798	—	4,341,798
Revenue Bonds – Electric	—	326,505	—	326,505
Revenue Bonds – Facility	—	3,669,004		3,669,004
Revenue Bonds – Water & Sewer	—	4,131,588	—	4,131,588
Other Revenue	—	3,239,430	—	3,239,430
School District	—	15,894,328	—	15,894,328
State Agency	—	2,772,633	—	2,772,633
Housing	—	1,238,286	—	1,238,286
Cash Equivalents	853,616	—	—	853,616
Total	$853,616	$55,035,593	$—	$55,889,209

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2013, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2013.

3)     Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

3)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Disciplined Mid-Cap and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2013, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$—	$4,328	$(4,328)
Growth Fund	(24,271)	3,066	21,205
Disciplined Mid-Cap Fund	(48,914)	55,856	(6,942)
Realty Fund	—	69,379	(69,379)
Fixed Income Fund	—	843,999	(843,999)
Municipal Income Fund	—	(723)	723

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on seurities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2013 as indicated below. The Adviser contractually waived part of the management fees for the Johnson International Fund, the Johnson Fixed Income Fund, and the Johnson Municipal Income Fund, as indicated below through April 30, 2013. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00% for the International Fund, 0.85% for the Fixed Income Fund, and 0.65% for the Municipal Income Fund.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Net Management Fee	Contractual Waivers	Payable as of December 31, 2013
Equity Income Fund	1.00%	None	1.00%	$1,111,112	$0	$107,800
Growth Fund	1.00%	None	1.00%	497,356	0	44,288
Disciplined Mid-Cap Fund	1.00%	None	1.00%	388,978	0	36,824
Realty Fund	1.00%	None	1.00%	110,157	0	8,626
International Fund	1.40%*	0.40%*	1.00%	150,217	28,683	13,754
Fixed Income Fund	1.00%*	0.15%*	0.85%	1,811,327	154,022	162,931
Municipal Income Fund	1.00%*	0.35%*	0.65%	330,748	84,161	31,168

*	Prior to May 1, 2013. Effective rate became fee rate on May 1, 2013.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $42,750 for the year ended December 31, 2013, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2013, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.14%	International Fund	48.75%
Growth Fund	36.12%	Fixed Income Fund	83.97%
Disciplined Mid-Cap Fund	65.28%	Municipal Income Fund	97.40%
Realty Fund	74.03%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

From January 1, 2013 through December 31, 2013, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$46,011,811	$36,081,610	$0	$0
Johnson Growth Fund	19,701,722	23,382,669	0	0
Johnson Disciplined Mid-Cap Fund	27,837,614	29,651,701	0	0
Johnson Realty Fund	1,083,097	1,755,770	0	0
Johnson International Fund	1,532,164	774,459	0	0
Johnson Fixed Income Fund	107,007,853	90,128,732	28,218,309	11,514,048
Johnson Municipal Income Fund	18,112,442	4,442,608	0	0

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

7)     Capital Share Transactions

As of December 31, 2013, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Disciplined Mid-Cap Fund		Johnson Realty Fund
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012
Shares Sold to Investors	1,031,688	910,038	213,011	120,589	87,534	62,318	131,792	52,029
Shares Issued on Reinvestment of Dividends	370,660	195,866	76,109	7,598	67,899	5,705	44,304	57,947
Subtotal	1,402,348	1,105,904	289,120	128,187	155,433	68,023	176,096	109,976
Shares Redeemed	(469,952)	(372,917)	(394,979)	(641,515)	(130,989)	(230,953)	(193,750)	(44,745)
Net Change During Year	932,396	732,987	(105,859)	(513,328)	24,444	(162,930)	(17,654)	65,231
Shares Outstanding:
Beginning of Year	4,743,364	4,010,377	1,842,624	2,355,952	1,028,798	1,191,728	785,751	720,520
End of Year	5,675,760	4,743,364	1,736,765	1,842,624	1,053,242	1,028,798	768,097	785,751

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012
Shares Sold to Investors	78,866	101,560	3,368,232	2,187,996	1,302,462	891,831
Shares Issued on Reinvestment of Dividends	6,063	6,271	122,052	215,323	6,361	7,502
Subtotal	84,929	107,831	3,490,284	2,403,319	1,308,823	899,333
Shares Redeemed	(39,033)	(56,084)	(1,658,591)	(1,696,786)	(467,682)	(646,800)
Net Change During Year	45,896	51,747	1,831,693	706,533	841,141	252,533
Shares Outstanding:
Beginning of Year	622,070	570,323	11,808,658	11,102,125	2,503,738	2,251,205
End of Year	667,966	622,070	13,640,351	11,808,658	3,344,879	2,503,738

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

8)     Security Transactions

As of December 31, 2013, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$100,362,042	$31,032,818	$(329,244)	$30,703,574
Johnson Growth Fund	39,005,668	14,808,125	(602,902)	14,205,223
Johnson Disciplined Mid-Cap Fund	32,897,845	11,620,654	(161,908)	11,458,746
Johnson Realty Fund	6,820,464	3,498,962	(214,249)	3,284,713
Johnson International Fund	13,163,976	4,326,077	(760,729)	3,565,348
Johnson Fixed Income Fund	221,507,687	4,480,290	(2,937,971)	1,542,319
Johnson Municipal Income Fund	55,275,861	1,335,459	(722,111)	613,348

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

9)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2012	$1,344,097	$2,558,476	$616,647	$—	$4,519,220
	2013	1,415,182	6,880,528	1,151,154	—	9,446,864
Johnson Growth Fund	2012	293,292	—	—	—	293,292
	2013	262,101	2,156,525	—	—	2,418,626
Johnson Disciplined Mid-Cap Fund	2012	521,636	—	—	—	521,636
	2013	168,108	2,792,172	—	—	2,960,280
Johnson Realty Fund	2012	141,749	795,904	262	—	937,915
	2013	159,034	556,424	33,802	—	749,260
Johnson International Fund	2012	288,263	—	—	—	288,263
	2013	297,445	—	—	—	297,445
Johnson Fixed Income Fund	2012	5,455,925	2,770,479	44,374	11,606	8,282,384
	2013	5,229,388	1,152,307	—	—	6,381,695
Johnson Municipal Income Fund	2012	1,077,063	98,522	—	5,552	1,181,137
	2013	1,151,904	62,585	—	—	1,214,489

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

10)     Distributions to Shareholders, continued

As of December 31, 2013, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016	Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$1,699,407*			$1,699,407
Johnson International Fund		312,823	317,641	630,464
*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2013, the Johnson Growth Fund utilized prior year capital loss carryovers of $2,725,470, and the Johnson Disciplined Mid-Cap Fund utilized prior year capital loss carryovers of $3,475,331.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a Tax Basis
Johnson Equity Income Fund	$94,959	—	$2,385,616	$30,703,574	$33,184,149
Johnson Growth Fund	—	(1,699,407)	—	14,205,223	12,505,816
Johnson Disciplined Mid-Cap Fund	—	—	—	11,458,746	11,458,746
Johnson Realty Fund	13,282	—	32,669	3,284,713	3,330,664
Johnson International Fund	33,851	(630,463)	—	3,565,348	2,968,736
Johnson Fixed Income Fund	119,447	—	152,862	1,542,319	1,814,628
Johnson Municipal Income Fund	1,870	—	—	613,348	615,218

DISCLOSURE OF EXPENSES
December 31, 2013 (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2013 and held through December 31, 2013.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 – December 31, 2013
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,172.64	$5.48
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,209,53	$5.57
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,208,16	$5.57
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$967.27	$4.96
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$1,143,95	$5.40
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,000.16	$4.29
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,007,87	$3.29
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Mid-Cap, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2013

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2014

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (71) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (71) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984.	11	None
Kenneth S. Shull (84) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company.	11	None
John R. Green (71) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company.	11	None
James J. Berrens (48) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (56) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Jason O. Jackman (43) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (55) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser.	N/A	N/A
Marc E. Figgins (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (47) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser.	N/A	N/A
Jennifer J. Kelhoffer (42) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006.	N/A	N/A

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Kenneth S. Shull	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2013

t	JIC Institutional Bond Fund I
t	JIC Institutional Bond Fund II
t	JIC Institutional Bond Fund III
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2013

JOHNSON MUTUAL FUNDS
December 31, 2013

Dear Shareholder:

As newly appointed President of Johnson Investment Counsel, I am pleased to present you with the Johnson Mutual Funds’ December 31, 2013 Annual Report. I am excited to assume the leadership of the firm from our founder, Tim Johnson. Tim has created a legacy of success and a solid foundation on which to build. Tim has not retired and retains certain oversight responsibilities, and our goal is to work over the coming years to provide a seamless transition for the firm and our clients. Our mission of serving others and the values Tim has instilled are deeply woven into our firm and culture and will serve as our guide in the years ahead.

On the following pages, we have provided commentary on the performance of each of the Funds for 2013, as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The S&P 500 Index rallied 16.30% in the second half of 2013, rounding out an exceptionally strong year for equity investors. The S&P 500 Index returned 32.39% for the year, its best year since 1997 and its fifth year in a row of positive returns. It was a steady upward climb for stocks, with only minor interruptions along the way. Historically, it is normal for the stock market to experience an intra-year decline of at least 10%, but in 2013 the biggest drop occurred during the early summer and was merely 5%. International stocks in developed markets lagged the domestic market, but still provided strong returns, boosted by recovery in Europe and a strong rally in Japan. However, international stocks in emerging markets were weak and posted negative returns. The bond market lost ground during the year as an improving economy and expectations of reductions in quantitative easing (QE) by the Federal Reserve (Fed) pushed interest rates higher. The decline of 2.02% for the Barclays Aggregate Index was its first calendar year negative return since 1999.

The rise in stock prices in 2013 was largely attributed to an improving economic environment, as well as continued stimulative policy from central banks. Central bank policy has been credited with boosting the prices of assets, but its effects on the real economy are less clear. In the U.S., the economy has grown at an average annual rate of just 2.3% since the recession ended in mid-2009, notably less than the 4.1% average for the first four years of other economic expansions since World War II. The weak labor market has received much of the blame for the slow pace of growth. The unemployment rate has come down, but part of the decrease is due to workers leaving the labor force. Wage growth for those who are working has been disappointing. In the face of various uncertainties, many companies have been conservative when it comes to deploying their cash. Despite this, there have been signs of improvement in the overall economy. Rising housing and stock markets have lifted consumer net worth, consumer spending has increased, and manufacturing activity has picked up. In addition, corporate profits have been strong, and balance sheets are healthy. If business confidence improves, it could lead corporations to unleash some of their cash in the form of increased hiring, wage growth, and capital spending that could foster stronger growth in the overall economy.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason O. Jackman, President

1

JIC INSTITUTIONAL BOND FUND I
Performance Review – December 31, 2013

The JIC Institutional Bond Fund I provided a total return of 0.16% for 2013, compared to a 0.70% return for the Merrill Lynch 1 – 3 Year Government Corporate Index, and 0.55% for the Merrill Lynch 1 – 3 year Government Corporate Index (No BBB). The Fund changed the benchmark to the Merrill Lynch 1 – 3 Year Government Corporate Index, as it is more closely relates to the current investment style.

Despite soft economic conditions and continued aggressive monetary policy by the Federal Reserve, interest rates rose during the year, resulting in sluggish but positive returns. Anticipation by the market that the Fed would begin “tapering” its asset purchase program led to fears it would also raise interest rates sooner than previously expected. As a result, bond yields rose sharply in the months of May and June from historic lows to more normalized levels. For most of the rest of the year, yields generally oscillated within a trading range. The Fund’s longer weighted average duration caused it to underperform its benchmark for the year. Very short maturity bonds experienced a modest rate rise, with intermediate bond yields rising sharply. The Fund has a much more diverse maturity structure, including bonds maturing beyond 3 years. This has helped to boost relative performance historically, but was an impediment to returns for 2013. As yields rose in late spring, the Fund increased its emphasis on corporate bonds and added to securities rated A or BBB by the rating agencies. This segment of the market offered good relative value to the Fund and outperformed during the second half of 2013. It has also boosted the yield of the Fund compared to the benchmark.

The rise in yields was concentrated in the middle months of the year and had a larger impact on intermediate and longer maturities. The yield curve steepened, which often happens prior to a change in Fed monetary policy. In December, the Fed formally announced its intention to taper its asset purchase program in the months ahead. However, tapering is not yet tightening of monetary policy, and that may not happen for at least another year, depending on economic activity. When the Fed does shift gears, we expect short and intermediate maturities to be more affected than longer term bonds. As a result, the Fund’s maturity structure will remain more diversified than its index.

More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 12% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely start to anticipate the first Fed rate hikes beginning in 2015. While interest rates are poised to increase further as the economy gradually improves, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy.

Average Annual Total Returns as of December 31, 2013
	JIC Institutional Bond Fund I	Merrill Lynch 1 – 3 Year Gov't/Corp Index*	Merrill Lynch 1 – 3 Year Gov't/Corp Index (No BBB)
One Year	0.16%	0.70%	0.55%
Five Years	2.83%	2.07%	1.73%
Ten Years	3.32%	2.90%	2.77%

*	The Fund changed the benchmark to the Merrill Lynch 1 – 3 Year Government Corporate Index, as it more closely relates to the current investment style, which allows the Fund to invest in BBB rated bonds.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1 – 3 Year Government/Corporate Index is the established benchmark, replacing the Merrill Lynch 1 – 3 Year Government/Corporate Index (No BBB) Index. A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

JIC INSTITUTIONAL BOND FUND II
Performance Review – December 31, 2013

The JIC Institutional Bond Fund II provided a total return of -0.68% for 2013, compared to a -0.86% return for the Barclay’s Capital Intermediate Government Credit Index, and -0.48% for the Merrill Lynch 3 – 5 Year Government Corporate Index (No BBB). The Fund changed the benchmark to the Barclay’s Capital Intermediate Government Credit Index, as it more closely relates to the current investment style.

Despite soft economic conditions and continued aggressive monetary policy by the Federal Reserve, interest rates rose during the year resulting in the Fund’s negative return. Anticipation by the market that the Fed would begin “tapering” its asset purchase program led to fears it would also raise interest rates sooner than previously expected. As a result, bond yields rose sharply in the months of May and June from historic lows to more normalized levels. For most of the rest of the year, yields generally oscillated within a trading range. Due to the Fund’s change in benchmark, increased its focus on intermediate maturity securities. This caused the average maturity to lengthen slightly at a time when yields had moved higher. It also allowed the Fund to better diversify its maturity structure. Both were additive to relative performance. As yields rose in late spring, the Fund increased its emphasis on corporate bonds and added to securities rated A or BBB by the rating agencies. This segment of the market offered good relative value to the Fund and outperformed during the second half of 2013. It has also boosted the yield of the Fund compared to the benchmark.

The rise in yields was concentrated in the middle months of the year and had a larger impact on intermediate and longer maturities. The yield curve steepened, which often happens prior to a change in Fed monetary policy. In December, the Fed formally announced its intention to taper its asset purchase program in the months ahead. However, tapering is not yet tightening of monetary policy, and that may not happen for at least another year depending on economic activity. When the Fed does shift gears, we expect short and intermediate maturities to be more affected than longer term bonds and have begun to “barbell” the Fund’s maturity structure in anticipation. This means buying a combination of both long and short maturities with an average intermediate maturity. This structure often provides a defensive cushion in a rising rate environment. For the past year, it had only a minor impact.

More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 11% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely start to anticipate the first Fed rate hikes beginning in 2015. While interest rates are poised to increase further as the economy gradually improves, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy.

Average Annual Total Returns as of December 31, 2013
	JIC Institutional Bond Fund II	Barclays Capital Intermediate Gov’t Credit Index*	Merrill Lynch 3 – 5 Year Gov't/Corp Index (No BBB)
One Year	-0.68%	-0.86%	-0.48%
Five Years	4.42%	3.96%	3.58%
Ten Years	4.38%	4.09%	3.98%

*	The Fund changed the benchmark to the Barclays Capital Government Credit Index, as it more closely relates to the current investment style, which allows the Fund to invest in BBB rated bonds.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Intermediate Government Credit Index is the established benchmark, replacing Merrill Lynch 3 – 5 Year Government/Corporate Index (no BBB) Index. A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JIC INSTITUTIONAL BOND FUND III
Performance Review – December 31, 2013

The JIC Institutional Bond Fund III provided a total return of -1.87% for 2013, compared to a -2.02% return for the Barclay’s Capital Aggregate Index, and -2.73% Merrill Lynch 5 – 7 Year Government Corporate Index.. The Fund changed the benchmark to the Barclay’s Capital Aggregate Index, as it more closely relates to the current investment style.

Despite soft economic conditions and continued aggressive monetary policy by the Federal Reserve, interest rates rose during the year resulting in the Fund’s negative return. Anticipation by the market that the Fed would begin “tapering” its asset purchase program led to fears tt would also raise interest rates sooner than previously expected. As a result, bond yields rose sharply in the months of May and June from historic lows to more normalized levels. For most of the rest of the year, yields generally oscillated within a trading range. Despite the Fund’s somewhat longer weighted average duration than the benchmark, it outperformed for the year. As yields rose in late spring, the Fund increased its emphasis on corporate bonds and added to securities rated A or BBB by the rating agencies. This segment of the market offered good relative value to the Fund and outperformed during the second half of 2013. It has also boosted the yield of the Fund compared to the benchmark.

The rise in yields was concentrated in the middle months of the year and had a larger impact on intermediate and longer maturities. The yield curve steepened, which often happens prior to a change in Fed monetary policy. In December, the Fed formally announced its intention to taper its asset purchase program in the months ahead. However, tapering is not yet tightening of monetary policy, and that may not happen for at least another year depending on economic activity. When the Fed does shift gears, we expect short and intermediate maturities to be more affected than longer term bonds and have begun to “barbell” the Fund’s maturity structure in anticipation. This means buying a combination of both long and short maturities with an average intermediate maturity. This structure often provides a defensive cushion in a rising rate environment. For the past year, it had only a minor impact.

More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than it is in the benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely start to anticipate the first Fed rate hikes beginning in 2015. While interest rates are poised to increase further as the economy gradually improves, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy.

Average Annual Total Returns as of December 31, 2013
	JIC Institutional Bond Fund III	Barclays Capital Aggregate Index*	Merrill Lynch 5 – 7 Year Gov't/Corp Index (No BBB)
One Year	-1.87%	-2.02%	-2.73%
Five Years	5.19%	4.44%	4.51%
Ten Years	5.00%	4.55%	4.81%

*	The Fund changed the benchmark to the Barclays Capital. Aggregate Index, as it more closely relates to the current investment style, which allows the Fund to invest in BBB rated bonds.

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expense. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark, replacing the Merrill Lynch 5 – 7 Year Government/Corporate Index (no BBB). A shareholder cannot invest directly in either Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2013

The total return for the Johnson Enhanced Return Fund for 2013 was 31.31%, compared to 32.39% for the S&P 500 Index.

The stock market had a remarkable year, experiencing its best total return since 1997. Despite continued slow economic growth and numerous economic and political concerns, stocks climbed the proverbial “wall of worry” and provided investors with strong returns. Meanwhile, bond yields rose sharply during the year in anticipation of the Fed “tapering” its asset purchase program and eventually raising interest rates. However, a change in Fed policy is unlikely prior to 2015. The Fund modestly trailed its benchmark for the year, with nearly all of this underperformance occurring during the 2nd quarter. During that quarter, yields had their largest rise for the year and credit yield spreads simultaneously widened — an unusual occurrence and substantial headwinds to the bond portfolio that enhances futures contracts in the Fund. Despite somewhat higher bond yields during the second half of the year, the Fund was able to outperform the benchmark, as corporate bonds in the Fund performed well.

The relative performance of short and intermediate maturity bonds compared to the cost of carry in equity futures contracts is important to the return of the Fund. The Fund emphasizes investment-grade rated credit securities due to their higher yield and return potential. We expect this segment of the market to continue to add value in 2014. The steep yield curve can also be beneficial to returns due to “yield curve roll” in these maturities. Eventually, the Federal Reserve will begin to tighten monetary policy and cause short term rates to rise faster than intermediate and longer maturities. Depending on the level of economic activity, this is not expected until sometime in 2015. As it occurs we may modify the maturity structure of the bond holdings to dampen the effect of rising interest rates on the Fund.

Approximately 58% of the Fund’s bond allocation is to investment-grade rated corporate securities, and an additional 17% is invested in municipal bonds or agency mortgage-backed securities. All securities are investment-grade rated and the majority of the credit holdings are rated A or BBB by the major rating agencies. This portfolio structure provides a yield level comparable to the overall cost of holding futures. Over time, this yield advantage is critical to the Fund’s ability to outperform. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2014, we expect many of the same themes to continue to drive the market. The Federal Reserve is likely to complete its Quantitative Easing program before the end of the year, and the market will likely start to anticipate the first Fed rate hikes beginning in 2015. While interest rates are poised to increase further as the economy gradually improves, the focus of the move in 2014 is likely towards shorter and intermediate maturities, which are more sensitive to Fed policy.

Average Annual Total Returns as of December 31, 2013
	Enhanced Return Fund	S&P 500 Index
One Year	31.31%	32.39%
Five Years	20.13%	17.94%
Since Inception*	8.40%	7.27%

*	Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
Allstate Corp. Senior Unsecured Notes, 5.000% Due 08/15/2014	1,500,000	$1,541,725
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	1,042,870
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,000,000	1,044,848
BB&T Corp. Senior Unsecured Notes, 5.700% Due 04/30/2014	210,000	213,638
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,197,900
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,404,832
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	726,516
Key Bank NA Subordinated Notes, 7.413% Due 05/06/2015**	1,200,000	1,300,236
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016**	1,200,000	1,197,458
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,208,537
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,373,070
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,250,000	1,422,877
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,023,000	1,150,594
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,250,000	1,303,859
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,505,839
23.8% – Total Finance		$17,634,799

Fixed Income Securities	Face Value	Fair Value
Industrial
Becton Dickenson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,195,000	$1,217,232
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	845,000	940,866
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,000,000	1,113,749
Eaton Corp. Senior Unsecured Notes, 5.950% Due 03/20/2014	83,000	83,986
Enterprise Products Operating LLC Senior Unsecured Notes, 6.300% Due 09/15/2017	995,000	1,145,433
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,227,464
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,121,350
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	788,000	855,951
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,078,787
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,370,245
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,139,316
Oracle Corp. Senior Unsecured Notes, 2.375% Due 01/15/2019	1,400,000	1,412,533
Schlumberger Investment Senior Unsecured Note 144A, 1.950% Due 09/14/2016*	1,379,000	1,406,932
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,090,000	1,225,076
Walt Disney Co. Senior Unsecured Notes, 1.100% Due 12/01/2017	1,000,000	985,379
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	905,000	1,043,593
24.8% – Total Industrial		$18,367,892

The accompanying notes are an integral part of these financial statements.

6

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Utilities
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	$1,026,220
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	154,608
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,688,520
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,342,592
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,060,000	1,205,012
NStar Electric Co. Senior Unsecured Notes, 5.625% Due 11/15/2017	1,250,000	1,415,964
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	713,000	785,566
10.3% – Total Utilities		$7,618,482
United States Government Treasury Obligations
United State Treasury Notes, 1.250% Due 02/15/2014	3,500,000	3,504,784
United State Treasury Notes, 4.250% Due 08/15/2015	2,400,000	2,553,281
8.2% – Total United States Government Treasury Obligations		$6,058,065
United States Government Agency Obligations
FHLMC Agency Note, 1.000% Due 07/25/2017	3,000,000	2,977,653
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,200,578	1,322,733
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,472,483	1,561,726
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	969,913
9.2% – Total United States Government Agency Obligations		$6,832,025
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042**	1,191,166	1,215,775

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	1,594,084	$1,731,966
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,248,907	1,320,538
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2041	1,045,475	1,027,540
FNMA Partner Certificate Pool AL3359, 2.500% Due 04/01/2028	1,639,963	1,628,635
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	150,356	161,780
GNMA Pool 726475, 4.000% Due 11/15/2024	665,846	704,210
10.5% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$7,790,444
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	239,146
0.3% – Total Certificates of Deposit		$239,146
Taxable Municipal Bonds
Kentucky Asset Liability Commission Revenue, 2.939% Due 04/01/2014	1,500,000	1,508,610
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,410,000	1,485,731
Ohio General Obligation Unlimited – Build America Bonds, 1.970% Due 05/01/2015	1,470,000	1,494,622
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,141,302
University of Texas Revenue – Build America Bonds, 2.326% Due 08/15/2014	1,500,000	1,514,235
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,416,301
11.6% – Total Taxable Municipal Bonds		$8,560,801
Total Fixed Income Securities 98.7%		$73,101,654
(Identified Cost $73,057,827)

The accompanying notes are an integral part of these financial statements.

7

JIC INSTITUTIONAL BOND FUND I
Portfolio of Investments as of December 31, 2013

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 0.01%**	305,580	$305,580
Total Cash Equivalents 0.4%		$305,580
(Identified Cost $305,580)
Total Portfolio Value 99.1%		$73,407,234
(Identified Cost $73,363,407)
Other Assets in Excess of Liabilities 0.9%		$702,702
Total Net Assets 100.0%		$74,109,936
*	144A Restricted Security. The total fair value of such securities as of December 31, 2013 was $2,611,944 and represented 3.5% of net assets.
-	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on December 31, 2013 was $102.026.
-	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on December 31, 2013 was $102.026.
-	Northern Natural Gas Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on December 31, 2013 was $113.680.
-	Northern Natural Gas Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on December 31, 2013 was $113.680.
**	Variable Rate Security; rate shown is as of December 31, 2013.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

8

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,336,000	$1,467,488
Axis Specialty Finance, 5.875% Due 06/01/2020	1,000,000	1,097,008
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,120,796
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,317,822
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,098,991
JPMorgan Chase & Co. Senior Unsecured Notes, 6.000% Due 01/15/2018	1,000,000	1,152,524
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	572,059
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,076,447
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,208,537
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,184,936
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,072,792
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,043,087
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	500,000	464,563
Wells Fargo & Co. Subordinated Notes 144A, 4.480% Due 01/16/2024*	1,220,000	1,214,439
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,400,000	1,323,609
21.6% – Total Finance		$16,415,098
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,134,269
Becton Dickenson Senior Unsecured Notes, 5.000% Due 05/15/2019	1,115,000	1,250,214

Fixed Income Securities	Face Value	Fair Value
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	$1,367,491
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	1,000,000	1,013,393
General Electric Capital Corp. Senior Unsecured Notes, 3.150% Due 09/07/2022	500,000	483,858
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,500,000	1,625,683
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,121,350
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	982,894
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,245,289
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,310,669
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,139,317
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	269,025
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,114,028
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	561,961
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,080,992
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	674,833
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	987,617
22.8% – Total Industrial		$17,362,883
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	776,208
Alliant Energy Corp Senior Unsecured Notes, 4.000% Due 10/15/2014	750,000	769,665

The accompanying notes are an integral part of these financial statements.

9

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	$1,688,520
Duke Energy Corp Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	688,301
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	676,871
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	728,538
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,136,804
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	484,271
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	542,685
Verizon Communications Senior Unsecured Notes, 3.500% Due 11/01/2021	1,512,000	1,501,124
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,097,476
13.3% – Total Utilities		$10,090,463
United States Government Treasury Obligations
United States Treasury Bonds, 4.000% Due 02/15/2014	2,000,000	2,009,454
United States Treasury Bonds, 4.500% Due 11/15/2015	2,100,000	2,262,340
United States Treasury Notes, 2.125% Due 05/31/2015	1,550,000	1,591,475
United States Treasury Notes, 2.750% Due 11/15/2042	200,000	158,125
United States Treasury Notes, 4.125% Due 05/15/2015	2,000,000	2,106,796
10.7% – Total United States Government Treasury Obligations		$8,128,190
United States Government Agency Obligations
FHLMC Agency Note, 1.000% Due 07/25/2017	1,000,000	992,551
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	977,142
2.6% – Total United States Government Agency Obligations		$1,969,693

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042**	1,276,250	$1,302,616
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	1,292,820	1,365,340
FHLMC CMO Series 2963 Class DM, 5.500% Due 08/15/2033	235,227	237,312
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	418,829	464,917
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,649,679	1,732,272
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	426,724	419,404
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	640,404	700,337
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	820,449	841,692
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	780,981	804,297
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,403,672	1,418,479
FNMA Partner Certificate Pool AL3359, 2.500% Due 04/01/2028	1,639,963	1,628,635
14.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$10,915,301
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,609
0.3% – Total Certificates of Deposit		$242,609
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	792,744
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020	1,000,000	1,000,970

The accompanying notes are an integral part of these financial statements.

10

JIC INSTITUTIONAL BOND FUND II
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	$1,090,030
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,051,680
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	324,909
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,545,825
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,388,022
9.4% – Total Taxable Municipal Bonds		$7,194,180
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	465,610
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2016	1,000,000	1,080,250
2.0% – Non-Total Taxable Municipal Bonds		$1,545,860
Total Fixed Income Securities 97.0%		$73,864,277
(Identified Cost $73,633,187)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	$1,205,500
Total Preferred Stocks 1.6%		$1,205,500
(Identified Cost $1,188,310)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	322,961	322,961
Total Cash Equivalents 0.4%		$322,961
(Identified Cost $322,961)
Total Portfolio Value 99.0%		$75,392,738
(Identified Cost $75,144,458)
Other Assets in Excess of Liabilities 1.0%		$723,320
Total Net Assets 100%		$76,116,058
*	144A Restricted Security. The total fair value of such securities as of December 31, 2013 was $2,351,243 and represented 3.1% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2013 was $113.680.
-	Wells Fargo & Company Note was received on November 26, 2013, for $1,174,189; price on December 31, 2013 was $99.544.
**	Variable Rate Security; rate shown is as of December 31, 2013.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

11

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,098,419
Axis Specialty Finance, 5.875% Due 06/01/2020	1,000,000	1,097,008
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,120,796
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,127,002
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,098,991
JPMorgan Chase & Co. Senior Unsecured Notes, 4.625% Due 05/10/2021	1,300,000	1,401,401
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	500,000	572,059
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,076,447
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,279,035
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,184,936
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,249,803
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,140,000	1,059,204
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,300,000	1,229,065
20.5% – Total Finance		$14,594,166
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	987,584
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,482,318
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,576,718
Enterprise Products Senior Unsecured Notes, 5.200% Due 09/01/2020	1,285,000	1,429,403

Fixed Income Securities	Face Value	Fair Value
General Electric Capital Corp. Senior Unsecured Notes, 4.375% Due 09/16/2020	1,405,000	$1,522,724
General Electric Capital Corp. Senior Unsecured Notes, 4.650% Due 10/17/2021	500,000	544,724
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,121,350
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	843,899
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,245,289
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,191,517
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,139,317
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,121,336
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	651,875
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,024,499
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	987,617
25.1% – Total Industrial		$17,870,170
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	776,208
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,688,520
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	479,425
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	400,000	416,308
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	891,986
Northern Natural Gas Senior Unsecured Notes 144A, 5.750% Due 07/15/2018*	1,000,000	1,136,804

The accompanying notes are an integral part of these financial statements.

12

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	484,270
NStar Electric Co. Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	542,685
Virginia Electric & Power Co. Senior Unsecured Notes, 5.000% Due 06/30/2019	1,450,000	1,624,175
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,097,476
12.8% – Total Utilities		$9,137,857
United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/2016	1,200,000	1,304,016
United States Treasury Notes, 1.375% Due 11/30/2015	1,300,000	1,325,137
United States Treasury Notes, 2.750% Due 08/15/2042	4,000,000	3,169,376
United States Treasury Notes, 2.750% Due 11/15/2042	1,475,000	1,166,172
9.8% – Total United States Government Treasury Obligations		$6,964,701
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	1,276,250	1,302,616
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	366,475	406,802
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	180,595	186,283
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,649,678	1,732,272
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	853,449	838,808
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	576,663	611,800
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	1,447,869	1,583,370
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	820,449	841,692

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	734,298	$809,011
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,637,618	1,654,892
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	1,137,938	1,273,184
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	594,039	653,445
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	780,980	804,297
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	30,325	32,555
17.8% – Total United States Government Agency Obligations – Mortgage Backed Securities		$12,731,027
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,609
0.3% – Total Certificates of Deposit		$242,609
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	820,080
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	1,945,704
Miami University Ohio General Receipts Revenue - Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,079,630
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	465,610
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	962,246
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	936,802

The accompanying notes are an integral part of these financial statements.

13

JIC INSTITUTIONAL BOND FUND III
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	$1,081,690
10.2% Total Taxable Municipal Bonds		$7,291,762
Total Fixed Income Securities 96.5%		$68,832,292
(Identified Cost $68,809,042)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,205,500
Total Preferred Stocks 1.7%		$1,205,500
(Identified Cost $1,195,738)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	535,034	535,034
Total Cash Equivalents 0.8%		$535,034
(Identified Cost $535,034)
Total Portfolio Value 99.0%		$70,572,826
(Identified Cost $70,539,814)
Other Assets in Excess of Liabilities 1.0%		$730,940
Total Net Assets 100.0%		$71,303,766
*	144A Restricted Security. The total fair value of such securities as of December 31, 2013 was $1,136,804 and represented 1.6% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2013 was $113.684.
**	Variable Rate Security; rate shown is as of December 31, 2013.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

14

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	$1,044,132
Axis Capital Holdings Senior Unsecured Notes, 5.750% Due 12/01/2014	1,392,000	1,454,428
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,095,167
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,684,175
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,098,991
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,048,382
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,000,000	1,088,262
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016	1,500,000	1,496,823
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,350,000	1,359,604
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,098,456
Prudential Financial Corp. Senior Unsecured Notes, 6.200% Due 01/15/2015	1,000,000	1,055,950
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,043,087
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,571,510
19.2% – Total Finance		$16,138,967
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	1,002,106
Coca-Cola Co. Senior Unsecured Notes, 1.800% Due 09/01/2016	1,000,000	1,024,021
CR Bard Inc. Senior Unsecured Notes, 2.875% Due 01/15/2016	1,195,000	1,234,731

Fixed Income Securities	Face Value	Fair Value
Eaton Corp. Senior Unsecured Notes, 1.500% Due 11/02/2017	1,000,000	$980,332
Enterprise Products Senior Unsecured Notes, 3.700% Due 06/01/2015	1,000,000	1,041,127
General Electric Capital Corp., 5.400% Due 02/15/2017	2,000,000	2,227,464
General Mills Inc. Senior Unsecured Notes, 5.700% Due 02/15/2017	1,000,000	1,121,350
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,000,000	1,086,232
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,078,787
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,145,738
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,093,000	1,245,273
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	1,137,927
Oracle Corp. Senior Unsecured Notes, 2.375% Due 01/15/2019	1,450,000	1,462,980
Target Corp. Senior Unsecured Notes, 6.000% Due 01/15/2018	320,000	369,546
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,117,239
20.6% – Total Industrials		$17,274,853
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,275,586
Alliant Energy Corp. Senior Unsecured Notes, 4.000% Due 10/15/2014	1,000,000	1,026,220
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,000,000	1,125,680
Duke Energy Corp. Senior Unsecured Notes, 3.950% Due 09/15/2014	1,500,000	1,535,605
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,141,493

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2013

Fixed Income Securities	Face Value	Fair Value
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	1,000,000	$1,114,982
Northeast Utilities Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	968,541
Verizon Communications Senior Unsecured Notes, 5.500% Due 04/01/2017	1,000,000	1,127,333
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 04/30/2018	1,395,000	1,583,338
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,420,000	1,564,521
14.8% – Total Utilities		$12,463,299
United States Government Treasury Obligations
United States Treasury Bonds, 4.500% Due 02/15/2016	3,000,000	3,260,040
United States Treasury Notes, 1.375% Due 11/30/2015	4,000,000	4,077,344
United States Treasury Notes, 4.500% Due 11/15/2015	2,000,000	2,154,610
11.3% – Total United States Government Treasury Obligations		$9,491,994
United States Government Agency Obligations
FHLB Step-up Coupon Notes, 0.500% Due 06/20/2018	3,000,000	2,954,337
FHLMC, 2.500% Due 05/27/2016	1,500,000	1,569,890
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,095,000	1,051,539
FNMA, 1.500% Due 10/14/2014	2,000,000	2,019,088
9.0% – Total United States Government Agency Obligations		$7,594,854
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	406,316	429,107
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	820,450	841,692
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	2,091,641	2,064,664

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	2,208,723	$2,342,590
FNMA Partner Certificate Pool AL3359, 2.500% Due 04/01/2028	1,874,244	1,861,297
GNMA Pool 726475, 4.000% Due 11/15/2024	665,845	704,210
GNMA Pool 728920, 4.000% Due 12/15/2024	1,056,974	1,117,871
11.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$9,361,431
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	239,146
0.3% – Total Certificates of Deposit		$239,146
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	1,492,230
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,000,000	1,053,710
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,028,200
4.3% – Total Municipal Bonds		$3,574,140
Total Fixed Income Securities 90.7%		$76,138,684
(Identified Cost $76,337,059)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z**	2,674,486	2,674,486
Total Cash Equivalents 3.2%		$2,674,486
(Identified Cost $2,674,486)
Total Portfolio Value 93.9%		$78,813,170
(Identified Cost $79,011,545)
Other Assets in Excess of Liabilities 6.1%		$5,113,427
Total Net Assets: 100.0%		$83,926,597

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2013

Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor's 500 expiring March 2014 (50 units per contract)	909	$3,090,600
(Notional Value of $84,007,962)
**	Variable Rate Security; as of December 31, 2013, the 7 day yield was 0.01%.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

17

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Assets and Liabilities

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$73,407,234	$75,392,738	$70,572,826	$78,813,170
Cash Held at Broker	—	—	—	4,099,590
Receivable from Broker at Fair Value	—	—	—	29,957
Interest Receivable	644,588	654,409	661,708	717,341
Receivable for Variation Margin on Futures Contracts	—	—	—	290,880
Fund Shares Sold Receivable	73,452	84,802	84,142	—
Total Assets	$74,125,274	$76,131,949	$71,318,676	$83,950,937
Liabilities:
Accrued Management Fee	$15,338	$15,891	$14,910	$24,340
Total Liabilities	$15,338	$15,891	$14,910	$24,340
Net Assets	$74,109,936	$76,116,058	$71,303,766	$83,926,597
Net Assets Consist of:
Paid in Capital	$74,066,109	$75,867,778	$71,270,754	$79,653,350
Accumulated Net Investment Income	—	—	—	411
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	—	—	—	1,380,611
Net Unrealized Gain(Loss) on Investments	43,827	248,280	33,012	(198,375)
Net Unrealized Gain on Futures Contracts	—	—	—	3,090,600
Net Assets	$74,109,936	$76,116,058	$71,303,766	$83,926,597
Shares Outstanding (Unlimited Amount Authorized)	4,929,444	4,941,940	4,620,768	5,156,787
Offering, Redemption and Net Asset Value Per Share	$15.03	$15.40	$15.43	$16.27
*Identified Cost of Investment Securities	$73,363,407	$75,144,458	$70,539,814	$79,011,545

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Operations

	JIC Institutional Bond Fund I	JIC Institutional Bond Fund II	JIC Institutional Bond Fund III	Johnson Enhanced Return Fund
	Year Ended 12/31/2013	Year Ended 12/31/2013	Year Ended 12/31/2013	Year Ended 12/31/2013
Investment Income:
Interest	$1,225,047	$2,204,664	$2,193,352	$1,195,628
Dividends	—	15,938	15,938	—
Total Investment Income	$1,225,047	$2,220,602	$2,209,290	$1,195,628
Expenses:
Gross Management Fee	$215,535	$225,693	$222,712	$431,729
Management Fee Waiver (Note #4)	(39,554)	(41,418)	(40,871)	(163,712)
Net Expenses	$175,981	$184,275	$181,841	$268,017
Net Investment Income	$1,049,066	$2,036,327	$2,027,449	$927,611
Net Realized Gain from Security Transactions	$210,641	$1,476,608	$1,594,272	$167,819
Net Realized Gain from Futures Contracts	—	—	—	17,301,048
Increase in Due from Broker (See Note 3)	—	—	—	119,871
Net Unrealized Change on Investments	(1,105,404)	(4,001,493)	(5,018,223)	(1,065,729)
Net Unrealized Change on Futures Contracts	—	—	—	3,420,560
Net Gain on Investments	$(894,763)	$(2,524,885)	$(3,423,951)	$19,943,569
Net Change in Net Assets from Operations	$154,303	$(488,558)	$(1,396,502)	$20,871,180

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
December 31, 2013

Statements of Changes in Net Assets

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2013	Year Ended 12/31/2012
Operations:
Net Investment Income	$1,049,066	$1,420,076	$2,036,327	$2,203,804	$2,027,449	$2,183,208	$927,611	$913,064
Net Realized Gain from Security Transactions	210,641	179,011	1,476,608	277,436	1,594,272	1,331,190	167,819	290,945
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	17,301,048	9,536,225
Increase in Due from Broker (See Note 3)	—	—	—	—	—	—	119,871	65,085
Net Unrealized Change on Investments	(1,105,404)	(11,580)	(4,001,493)	782,714	(5,018,223)	(206,569)	(1,065,729)	425,941
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	3,420,560	(1,265,128)
Net Change in Net
Assets from Operations	$154,303	$1,587,507	$(488,558)	$3,263,954	$(1,396,502)	$3,287,829	$20,871,180	$9,966,132
Distributions to Shareholders:
Net Investment Income	$(1,172,311)	$(1,427,187)	$(2,155,035)	$(2,286,220)	$(2,269,243)	$(2,265,222)	$(1,010,552)	$(919,227)
Net Realized Gain from Security Transactions	(89,369)	(173,593)	(1,363,107)	(199,123)	(1,357,810)	(1,240,425)	(15,860,275)	(684,428)
Net Change in Net Assets from Distributions	$(1,261,680)	$(1,600,780)	$(3,518,142)	$(2,485,343)	$(3,627,053)	$(3,505,647)	$(16,870,827)	$(1,603,655)
Capital Share Transactions:
Proceeds From Sale of Shares	$12,527,042	$10,730,293	$12,493,906	$12,072,169	$13,914,045	$18,496,583	$12,234,194	$15,840,021
Net Asset Value of Shares Issued on Reinvestment of Distributions	87,361	279,949	230,550	346,392	—	1,240,425	16,833,580	1,551,072
Cost of Shares Redeemed	(7,479,961)	(8,350,003)	(6,230,284)	(7,609,153)	(11,134,536)	(6,544,001)	(14,335,003)	(11,686,640)
Net Change in Net Assets from Capital Share Transactions	$5,134,442	$2,660,239	$6,494,172	$4,809,408	$2,779,509	$13,193,007	$14,732,771	$5,704,453
Net Change in Net Assets	$4,027,065	$2,646,966	$2,487,472	$5,588,019	$(2,244,046)	$12,975,189	$18,733,124	$14,066,930
Net Assets at Beginning of Year	$70,082,871	$67,435,905	$73,628,586	$68,040,567	$73,547,812	$60,572,623	$65,193,473	$51,126,543
Net Assets at End of Year	$74,109,936	$70,082,871	$76,116,058	$73,628,586	$71,303,766	$73,547,812	$83,926,597	$65,193,473
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$—	$—	$—	$—	$—	$—	$411	$—

The accompanying notes are an integral part of these financial statements.

20

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND I

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$15.27	$15.27	$15.27	$15.28	$15.01
Operations:
Net Investment Income	0.23	0.32	0.36	0.50	0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.20)	0.04	0.03	(0.01)	0.26
Total Operations	$0.03	$0.36	$0.39	$0.49	$0.87
Distributions:
Net Investment Income	(0.25)	(0.32)	(0.37)	(0.50)	(0.60)
Net Realized Capital Gains	(0.02)	(0.04)	(0.02)	—	—
Return of Capital	0.00*	—	—	—	—
Total Distributions	$(0.27)	$(0.36)	$(0.39)	$(0.50)	$(0.60)
Net Asset Value at End of Year	$15.03	$15.27	$15.27	$15.27	$15.28
Total Return(a)	0.16%	2.35%	2.56%	3.28%	5.89%
Net Assets End of Year (Millions)	$74.11	$70.08	$67.44	$61.71	$54.92
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.40%	2.02%	2.33%	3.26%	3.98%
Average Net Assets after Waiver	1.46%	2.06%	2.36%	3.27%	3.99%
Portfolio Turnover Rate	56.49%	43.98%	37.61%	38.27%	29.96%

*	Return of Capital amounted to less than $0.005 per share.
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser retains the right to remove the current waiver after April 30, 2014. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND II

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$16.24	$16.06	$15.86	$15.72	$15.59
Operations:
Net Investment Income	0.42	0.52	0.56	0.64	0.71
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.53)	0.22	0.33	0.33	0.27
Total Operations	$(0.11)	$0.74	$0.89	$0.97	$0.98
Distributions:
Net Investment Income	(0.45)	(0.52)	(0.57)	(0.64)	(0.70)
Net Realized Capital Gains	(0.28)	(0.04)	(0.12)	(0.19)	(0.15)
Return of Capital	0.00*	—	—	—	—
Total Distributions	$(0.73)	$(0.56)	$(0.69)	$(0.83)	$(0.85)
Net Asset Value at End of Year	$15.40	$16.24	$16.06	$15.86	$15.72
Total Return(a)	(0.68)%	4.70%	5.66%	6.19%	6.43%
Net Assets End of Year (Millions)	$76.12	$73.63	$68.04	$61.36	$54.69
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.64%	3.05%	3.45%	3.94%	4.48%
Average Net Assets after Waiver	2.70%	3.09%	3.48%	3.95%	4.49%
Portfolio Turnover Rate	55.78%	21.08%	26.91%	29.19%	24.75%

*	Return of Capital amounted to less than $0.005 per share.
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser retains the right to remove the current waiver after April 30, 2014. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JIC INSTITUTIONAL BOND FUND III

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$16.52	$16.54	$16.03	$15.71	$15.64
Operations:
Net Investment Income	0.44	0.56	0.64	0.70	0.74
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.75)	0.26	0.70	0.47	0.33
Total Operations	$(0.31)	$0.82	$1.34	$1.17	$1.07
Distributions:
Net Investment Income	(0.49)	(0.56)	(0.67)	(0.70)	(0.74)
Net Realized Capital Gains	(0.29)	(0.28)	(0.16)	(0.15)	(0.26)
Return of Capital	0.00*	—	—	—	—
Total Distributions	$(0.78)	$(0.84)	$(0.83)	$(0.85)	$(1.00)
Net Asset Value at End of Year	$15.43	$16.52	$16.54	$16.03	$15.71
Total Return(a)	(1.87)%	5.05%	8.51%	7.54%	7.07%
Net Assets End of Year (Millions)	$71.30	$73.55	$60.57	$55.03	$52.41
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24%	0.26%	0.27%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.67%	3.19%	3.87%	4.30%	4.68%
Average Net Assets after Waiver	2.73%	3.23%	3.90%	4.31%	4.69%
Portfolio Turnover Rate	67.39%	23.33%	20.08%	23.39%	20.09%

*	Return of Capital amounted to less than $0.005 per share.
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2013, 2012, 2011, 2010, and 2009, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.26%, 0.27%, 0.29%, and 0.29%, respectively. The Adviser retains the right to remove the current waiver after April 30, 2014. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2013	2012	2011	2010	2009
Net Asset Value Beginning of Year	$15.50	$13.43	$13.30	$11.61	$9.00
Operations:
Net Investment Income	0.22	0.23	0.29	0.31	0.28
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	4.60	2.24	0.13	1.69	2.61
Total Operations	$4.82	$2.47	$0.42	$2.00	$2.89
Distributions:
Net Investment Income	(0.24)	(0.23)	(0.29)	(0.31)	(0.28)
Net Realized Capital Gains	(3.81)	(0.17)	—	—	—
Total Distributions	$(4.05)	$(0.40)	$(0.29)	$(0.31)	$(0.28)
Net Asset Value at End of Year	$16.27	$15.50	$13.43	$13.30	$11.61
Total Return(a)	31.31%	18.43%	3.16%	17.56%	32.65%
Net Assets End of Year (Millions)	$83.93	$65.19	$51.13	$49.26	$42.65
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.56%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.00%	0.85%	1.48%	1.89%	2.13%
Average Net Assets after Waiver	1.21%	1.50%	2.13%	2.54%	2.78%
Portfolio Turnover Rate	33.09%	49.63%	68.09%	48.42%	42.04%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (See Note #4 to the financial statements.)

The accompanying notes are an integral part of these financial statements.

24

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

1)     Organization

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads

25

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2013:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$17,634,799	$—	$17,634,799
Industrial	—	18,367,892	—	18,367,892
Utilities	—	7,618,482	—	7,618,482
U.S.Treasury Obligations	—	6,058,065	—	6,058,065
U.S. Agency Obligations	—	6,832,025	—	6,832,025
U.S. Agency Obligations – Mortgage-Backed	—	7,790,444	—	7,790,444
Certificates of Deposit	—	239,146	—	239,146
Taxable Municipal Bonds	—	8,560,801	—	8,560,801
Cash Equivalents	305,580	—	—	305,580
Total	$305,580	$73,101,654	$—	$73,407,234

26

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$16,415,098	$—	$16,415,098
Industrial	—	17,362,883	—	17,362,883
Utilities	—	10,090,463	—	10,090,463
U.S.Treasury Obligations	—	8,128,190	—	8,128,190
U.S. Agency Obligations	—	1,969,693	—	1,969,693
U.S. Agency Obligations – Mortgage-Backed	—	10,915,301	—	10,915,301
Certificates of Deposit	—	242,609	—	242,609
Taxable Municipal Bonds	—	7,194,180	—	7,194,180
Non-Taxable Municipal Bonds	—	1,545,860	—	1,545,860
Preferred Stocks	1,205,500	—	—	1,205,500
Cash Equivalents	322,961	—	—	322,961
Total	$1,528,461	$73,864,277	$—	$75,392,738

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$14,594,166	$—	$14,594,166
Industrial	—	17,870,170	—	17,870,170
Utilities	—	9,137,857	—	9,137,857
U.S.Treasury Obligations	—	6,964,701	—	6,964,701
U.S. Agency Obligations – Mortgage-Backed	—	12,731,027	—	12,731,027
Certificates of Deposit	—	242,609	—	242,609
Taxable Municipal Bonds	—	7,291,762	—	7,291,762
Preferred Stocks	1,205,500	—	—	1,205,500
Cash Equivalents	535,034	—	—	535,034
Total	$1,740,534	$68,832,292	$0	$70,572,826

Johnson Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$16,138,967	$—	$16,138,967
Industrial	—	17,274,853	—	17,274,853
Utilities	—	12,463,299	—	12,463,299
U.S. Treasury Obligations	—	9,491,994	—	9,491,994
U.S.Agency Obligations	—	7,594,854	—	7,594,854
U.S. Agency Obligations – Mortgage-Backed	—	9,361,431	—	9,361,431
Certificates of Deposit	—	239,146	—	239,146
Taxable Municipal Bonds	—	3,574,140	—	3,574,140
Cash Equivalents	2,674,486	—	—	2,674,485
Sub-Total	$2,674,486	$76,138,684	$—	$78,813,170
Other Financial Instruments*	3,090,600	—	—	3,090,600
Total	$5,765,086	$76,138,684	$—	$81,903,170

*	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

27

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

2)     Security Valuation and Transactions, continued

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of December 31, 2013, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

3)     Summary of Significant Accounting Policies

Financial Futures Contracts:

The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2013 was $74,550,871. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2013, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal. Net variation margin receivable on futures contracts as of December 31, 2013 was $290,880.

As of December 31, 2013, Receivable from Broker at Fair Value represents cash collateral due from MF Global. MF Global, the previous Futures Commodity Merchant (“FCM”) for the S&P 500 Mini Futures Contracts held by the Johnson Enhanced Return Fund, declared bankruptcy on November 1, 2011. As part of the bankruptcy proceedings, R.J. O’Brien was appointed by the Commodities Futures Trading Commission as the new FCM for the Enhanced Return Fund. Subsequent to the bankruptcy filing, the Fund received the majority of its assets previously held with MF Global. However, the amounts yet to be returned, amounting to $59,915, may not be recovered due to MF Global’s insolvency issues. While a claim for the cash collateral has been filed with the MF Global Trustees, it is not certain as to how much the Fund may ultimately receive. During the year ended December 31, 2013, the Enhanced Return Fund received $449,361 of its original assets held with MF Global. Based on market information available as of December 31, 2013, the Adviser estimated the amount reasonably expected to be collected to be $29,957, and accordingly adjusted its estimate of the allowance for uncollectible amounts due from broker by $119,871, which is shown separately on the Statements of Operations. The Adviser will continue to monitor the situation as information becomes available. Actual losses could be greater than those estimated above.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2013, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of December 31, 2013.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

28

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

3)     Summary of Significant Accounting Policies, continued

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2010.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2013, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JIC Institutional Bond Fund I	$(1,973)	$123,245	$(121,272)
JIC Institutional Bond Fund II	(5,207)	118,708	(113,501)
JIC Institutional Bond Fund III	(5,331)	241,794	(236,463)
Johnson Enhanced Return Fund	—	83,352	(83,352)

4)     Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund's average daily net assets, which is accrued daily and paid monthly. Effective May 1, 2013, the Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets. From January 1, 2013 to April 30, 2013, the Enhanced Return Fund paid the Adviser a management fee at an annual rate of 1.00% of the Fund’s average daily net assets (before an annualized fee waiver of 0.65%).

The Adviser received management fees for the year ended December 31, 2013 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.241%. This is a change from the fee for the prior period (May 1, 2012 to April 30, 2013) of 0.25%. The Adviser has the right to remove this fee waiver any time after April 30, 2014.

29

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

4)     Investment Advisory Agreement, continued

As of December 31, 2013, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
JIC Institutional Bond Fund I	0.30%	0.059%	0.241%	$175,981	$39,554	$15,338
JIC Institutional Bond Fund II	0.30%	0.059%	0.241%	$184,275	$41,418	$15,891
JIC Institutional Bond Fund III	0.30%	0.059%	0.241%	$181,841	$40,871	$14,910
Johnson Enhanced Return Fund	0.35%	—	0.35%	$268,017	$163,712*	$24,340

*	The Enhanced Return Fund had a fee waiver in place from January 1, 2013 to April 30, 2013, reducing the fee from 1.00% to 0.35% annually. The fee waiver was removed effective May 1, 2013, and the fee was reduced to an annual rate of 0.35%.

5)     Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $42,750 for the year ended December 31, 2013, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Disciplined Mid-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2013, Covie and Company owned in aggregate 92.22% of the JIC Institutional Bond Fund I, 93.43% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III. At December 31, 2013, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 84.24% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$38,433,786	$33,528,002	$3,560,684	$4,247,500
JIC Institutional Bond Fund II	46,385,819	40,851,720	1,083,373	51,799
JIC Institutional Bond Fund III	43,855,618	41,685,149	7,782,865	7,427,631
Johnson Enhanced Return Fund	29,776,163	14,255,591	13,590,830	8,321,022

30

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

7)     Capital Share Transactions

As of December 31, 2013, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2012
Shares Sold to Investors	828,195	699,758	786,564	741,760	866,680	1,103,935	683,639	1,061,176
Shares Issued on Reinvestment of Dividends	5,778	18,318	14,693	21,321	—	75,086	1,034,373	102,928
Subtotal	833,973	718,076	801,257	763,081	866,680	1,179,021	1,718,012	1,164,104
Shares Redeemed	(494,186)	(544,439)	(391,875)	(467,522)	(697,392)	(390,041)	(767,674)	(765,381)
Net Increase During Year	339,787	173,637	409,382	295,559	169,288	788,980	950,338	398,723
Shares Outstanding:
Beginning of Year	4,589,657	4,416,020	4,532,558	4,236,999	4,451,480	3,662,500	4,206,450	3,807,727
End of Year	4,929,444	4,589,657	4,941,940	4,532,558	4,620,768	4,451,480	5,156,788	4,206,450

8)     Security Transactions

For Federal income tax purposes, the cost of investment securities owned on December 31, 2013 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of December 31, 2013, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$73,363,407	$582,094	$(538,267)	$43,827
JIC Institutional Bond Fund II	75,144,458	1,464,311	(1,216,031)	248,280
JIC Institutional Bond Fund III	70,539,814	1,310,396	(1,277,384)	33,012
Johnson Enhanced Return Fund	79,011,545	490,091	(688,467)	(198,376)

9)     Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

31

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2013

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Return of Capital	Total Distributions Paid
JIC Institutional Bond Fund I	2012	1,422,438	176,649	—	1,693	1,600,780
	2013	1,171,838	87,869	—	1,973	1,261,680
JIC Institutional Bond Fund II	2012	2,284,203	174,691	23,130	3,319	2,485,343
	2013	2.151,773	1,361,162	—	5,207	3,518,142
JIC Institutional Bond Fund III	2012	2,267,216	1,166,444	62,119	9,868	3,505,647
	2013	2,265,435	1,356,287	—	5,331	3,627,053
Johnson Enhanced Return Fund	2012	1,603,655	—	—	—	1,603,655
	2013	1,010,552	9,824,201	6,036,074	—	16,870,827

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Other Accumulated Losses	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$—	$—	$—	$43,827	$—	$43,827
JIC Institutional Bond Fund II	—	—	—	248,280	—	248,280
JIC Institutional Bond Fund III	—	—	—	33,012	—	33,012
Johnson Enhanced Return Fund	1,796,987	—	2,704,594	(198,375)	(29,959)	4,273,247

As of December 31, 2013, the Johnson Enhanced Return Fund utilized prior year capital loss carryovers of $444,630.

32

DISCLOSURE OF EXPENSES
December 31, 2013 (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2013 and held through December 31, 2013.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 – December 31, 2013
JIC Institutional Bond Fund I
Actual	$1,000.00	$1,010.21	$1.22
Hypothetical	$1,000.00	$1,024.00	$1.24
JIC Institutional Bond Fund II
Actual	$1,000.00	$1,011.49	$1.22
Hypothetical	$1,000.00	$1,024.00	$1.24
JIC Institutional Bond Fund III
Actual	$1,000.00	$1,004.92	$1.21
Hypothetical	$1,000.00	$1,024.00	$1.24
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,167.41	$1.91
Hypothetical	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio (after waiver) is 0.24%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

33

ADDITIONAL INFORMATION
December 31, 2013

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2014

35

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (71) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	None
Independent Trustees
Ronald H. McSwain (71) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
Kenneth S. Shull (84) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	11	None
John R. Green (71) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (48) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (56) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

36

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Jason O. Jackman (43) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (55) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	N/A	N/A
Scott J. Bischoff (47) 3777 West Fork Road Cincinnati, Ohio 45247.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	N/A	N/A
Jennifer J. Kelhoffer (42) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	N/A	N/A

37

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Kenneth S. Shull	Independent Trustee

Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)          Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)          Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, the code of ethics was not amended.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Not applicable.

(f) The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	FY 2012	$ 68,000.00
	FY 2013	$ 68,000.00

(b)	Audit-Related Fees

		Registrant	Adviser

	FY 2012	$ 5,600.00	$ 9,500.00
	FY 2013	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

		Registrant	Adviser

	FY 2012	$ 22,000.00	$ 0.00
	FY 2013	$ 23,250.00	$ 0.00

	Nature of the services:	The auditor completed the annual tax returns.

(d)	All Other Fees

		Registrant	Adviser

	FY 2012	$ 0.00	$ 0.00
	FY 2013	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

		The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

	(2)	Percentages of Services Approved by the Audit Committee

		None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2011	$ 22,000.00	$ 0.00
FY 2012	$ 23,250.00	$ 0.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of February 20, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2014

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 10, 2014

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